                              Exhibit 23(d) (29-47)

                             Sub-Advisory Agreements

                                EXHIBIT 23(D) 29
                             SUB-ADVISORY AGREEMENT
               BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
                         CAPITAL GUARDIAN TRUST COMPANY

         AGREEMENT made as of the 1st day of May, 2002 by and between Capital Guardian Trust Company, a California corporation (the "Sub-Adviser"), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the "Investment Adviser").

         WHEREAS, the Investment Adviser has been organized to serve as investment manager of AEGON/Transamerica Series Fund, Inc. (the "Fund"), a Maryland corporation which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

         WHEREAS, the Fund is comprised of several separate investment portfolios, one of which is Capital Guardian Global (the "Portfolio"); and

         WHEREAS, the Investment Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Investment Adviser in performing investment advisory services for the Portfolio; and

         WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Investment Adviser;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. Employment of the Sub-Adviser. The Investment Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Portfolio or the Fund in any way. Subject to the supervision and control by the Investment Adviser and/or the Fund's Board of Directors, the Sub-Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio. In such respect, and only for this limited purpose, the Sub-Adviser shall act as the Investment Adviser's and the Fund's agent and attorney-in-fact.

         Copies of the Fund's Registration Statement, as it relates to the Portfolio (the "Registration Statement"), and the Fund's Articles of Incorporation and By-Laws (collectively, the "Charter Documents"), each as currently in effect, have been delivered to the Sub-Adviser. The Investment Adviser agrees, on an ongoing basis, to notify the Sub-Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission ("SEC") and amendments to the Charter Documents. The

Investment Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Fund's Board of Directors and agrees to promptly provide the Sub-Adviser copies of all amendments thereto. The Sub-Adviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Fund, however, until it has received written notice of any such change from the Investment Adviser.

         The Investment Adviser shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement. The Investment Adviser shall cooperate with the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts the Sub-Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

         2. Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Investment Adviser, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Fund's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code") and any written instructions which the Investment Adviser or the Fund's Board of Directors may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-Adviser shall render such reports to the Fund's Board of Directors and the Investment Adviser as they may reasonably request concerning the investment activities of the Portfolio, provided that the Sub-Adviser shall not be responsible for Portfolio accounting. Unless the Investment Adviser gives the Sub-Adviser written instructions to the contrary with respect to all, but not less than all, of the proxies, the Sub-Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

                  b. To the extent provided in the Fund's Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Sub-Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Sub-Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Sub-Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund, the Investment Adviser or any person retained by the Fund at all reasonable times. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Investment Adviser, the Fund, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of fees paid to the Investment Adviser required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Investment Adviser.

                  e. The Sub-Adviser and the Investment Adviser acknowledge that the Sub-Adviser is not the compliance agent for the Portfolio or for the Investment Adviser, and does not have access to all of the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Section 2 in accordance with the Fund's Registration Statement and Charter Documents, written instructions of the Investment Adviser and any policies adopted by the Fund's Board of Directors applicable to the Portfolio (collectively, the "Charter Requirements"), and in accordance with applicable law (including sub-chapters M and L of the Code, the Investment Company Act and the Advisers Act ("Applicable Law")), the Sub-Adviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in Section 2.c. hereof), which comprise a portion of the Portfolio's books and records, and upon information and written instructions received from the Fund, the Investment Adviser or the Fund's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Fund, the Investment Adviser or the Fund's administrator. The Sub-Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Sub-Adviser has not been provided sufficient information in accordance with Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Investment Adviser.

                  f. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

                  g. The Sub-Adviser shall be responsible for the preparation and filing of all forms pursuant to Section 13 of the Securities Exchange Act of 1934 with respect to the discretionary management of assets of the Portfolio. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

         3. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Fund's Registration Statement.

         4. Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         The Sub-Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Investment Adviser's code of ethics, unless specifically adopted by the Sub-Adviser.

         5. Use of Names. The Sub-Adviser hereby consents to the Portfolio being named Capital Guardian Global. The Investment Adviser acknowledges and agrees that the names "Capital Guardian Trust Company," "Capital Guardian," and any of the other names of the Sub-Adviser or its affiliated companies, and their respective officers, directors and employees (the "Sub-Adviser's Affiliates"), and any derivative or logo or trade or service mark thereof (collectively, the "Names and Trademarks"), are the valuable property of the Sub-Adviser and the Sub-Adviser's Affiliates. The Investment Adviser shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which such consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that the Sub-Adviser hereby approves all uses of the Names and Trademarks which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission. Immediately, upon the termination of this Agreement, the Investment Adviser shall cease to use such Names and Trademarks.

         The Investment Adviser agrees that it will review with the Sub-Adviser any advertisement, sales literature or notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of the 1940 Act or other applicable laws or regulations. If the Investment Adviser of the Portfolio makes any unauthorized use of, or reference to, the Names or the Trademarks the Investment Adviser acknowledges that the Sub-Adviser shall suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also be entitled to injunctive relief.

         The Sub-Adviser shall not use the name of the Fund or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser hereby approves all uses of its or the Fund's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission or banking regulator; and, provided, further, that in no event shall such approval be unreasonably withheld.

         The Investment Adviser recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Capital Guardian Trust Company" or any derivative or abbreviation thereof as part of their name, and that the Sub-Adviser or the Sub-Adviser's Affiliates may enter into investment advisory, administration or other agreements with such other entities.

         6. Liability. Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither the Sub-Adviser nor any of the Sub-Adviser's Affiliates or shareholders shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively referred to in this Agreement as "Losses"), except for Losses resulting from the Sub-Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The Investment Adviser shall hold harmless and indemnify the Sub-Adviser, the Sub-Adviser's Affiliates and shareholders, (a) for any Loss not resulting from the Sub-Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement and (b) for any Loss resulting from any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make statements, in light of the circumstances under which they are made, not misleading in any of the Portfolio's Charter Requirements, or reports, advertisements, sales literature or other materials pertaining to the Portfolio unless any such statement or omission was made in reliance on information provided to the Investment Adviser by the Sub-Adviser for the express purpose of inclusion in such materials. The obligations contained in this Section 6 shall survive termination of this Agreement.

         7. Limitation of Fund's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund's liability set forth in its Agreement and Articles of Incorporation and By-Laws. The Sub-Adviser agrees that any of the Fund's obligations shall be limited to the assets of the Portfolio and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Fund officer, employee or agent of the Fund.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Fund's Board of Directors, by the Investment Adviser, by a vote of the majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, upon 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days' prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement dated as of January 1, 1997, as amended, between the Investment Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-Adviser and the Investment Adviser, subject to approval by the Fund's Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

         9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

         The Investment Adviser hereby consents to the Sub-Adviser's disclosure to third parties of (i) investment results and other data of the Investment Adviser or the Portfolio in connection with providing composite investment results of the Sub-Adviser and (ii) investments and transactions of the Investment Adviser or the Portfolio in connection with providing composite information of clients of the Sub-Adviser.

         10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

         12. Information. The Investment Adviser hereby acknowledges that it and the Directors of the Fund have been provided with all information necessary in connection with the services to be provided by the Sub-Adviser hereunder and any other information that the Investment Adviser or the Directors deem necessary.

         13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ATTEST:                                AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                    By:
   --------------------------------       -------------------------------------
Name:  Gayle A. Morden                 Name:  John K. Carter
Title: Assistant Vice President        Title: Vice President, General
       and Assistant Secretary                Counsel, Compliance
                                              Officer and Secretary

ATTEST:                                CAPITAL GUARDIAN TRUST COMPANY



By:                                    By:
   --------------------------------       -------------------------------------
Name:                                  Name:
     ------------------------------         -----------------------------------
Title:                                 Title:
      -----------------------------          ----------------------------------

                             SUB-ADVISORY AGREEMENT
                                   SCHEDULE A

PORTFOLIO                               SUB-ADVISER COMPENSATION                   TERMINATION DATE
---------                               ------------------------                   ----------------
Capital Guardian Global           0.65% of the first $150 million of the            April 30, 2004
                                   Portfolio's average daily net assets;
                                  0.55% of average daily net assets over
                                  $150 million up to $300 million; 0.45%
                                   of the portfolio's average daily net
                                    assets over $300 million up to $500
                                  million; and 0.40% of average daily net
                                         assets over $500 million.

                                Exhibit 23(d) 30
                             SUB-ADVISORY AGREEMENT
               BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
                         CAPITAL GUARDIAN TRUST COMPANY

         AGREEMENT made as of the 1st day of May, 2002 by and between Capital Guardian Trust Company, a California corporation (the "Sub-Adviser"), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the "Investment Adviser").

         WHEREAS, the Investment Adviser has been organized to serve as investment manager of AEGON/Transamerica Series Fund, Inc. (the "Fund"), a Maryland corporation which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

         WHEREAS, the Fund is comprised of several separate investment portfolios, one of which is Capital Guardian U.S. Equity (the "Portfolio"); and

         WHEREAS, the Investment Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Investment Adviser in performing investment advisory services for the Portfolio; and

         WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Investment Adviser;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. Employment of the Sub-Adviser. The Investment Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Portfolio or the Fund in any way. Subject to the supervision and control by the Investment Adviser and/or the Fund's Board of Directors, the Sub-Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio. In such respect, and only for this limited purpose, the Sub-Adviser shall act as the Investment Adviser's and the Fund's agent and attorney-in-fact.

         Copies of the Fund's Registration Statement, as it relates to the Portfolio (the "Registration Statement"), and the Fund's Articles of Incorporation and By-Laws (collectively, the "Charter Documents"), each as currently in effect, have been delivered to the Sub-Adviser. The Investment Adviser agrees, on an ongoing basis, to notify the Sub-Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission ("SEC") and amendments to the Charter Documents. The

Investment Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Fund's Board of Directors and agrees to promptly provide the Sub-Adviser copies of all amendments thereto. The Sub-Adviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Fund, however, until it has received written notice of any such change from the Investment Adviser.

         The Investment Adviser shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement. The Investment Adviser shall cooperate with the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts the Sub-Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

         2. Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Investment Adviser, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Fund's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code") and any written instructions which the Investment Adviser or the Fund's Board of Directors may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-Adviser shall render such reports to the Fund's Board of Directors and the Investment Adviser as they may reasonably request concerning the investment activities of the Portfolio, provided that the Sub-Adviser shall not be responsible for Portfolio accounting. Unless the Investment Adviser gives the Sub-Adviser written instructions to the contrary with respect to all, but not less than all, of the proxies, the Sub-Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

                  b. To the extent provided in the Fund's Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Sub-Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Sub-Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Sub-Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund, the Investment Adviser or any person retained by the Fund at all reasonable times. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Investment Adviser, the Fund, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of fees paid to the Investment Adviser required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Investment Adviser.

                  e. The Sub-Adviser and the Investment Adviser acknowledge that the Sub-Adviser is not the compliance agent for the Portfolio or for the Investment Adviser, and does not have access to all of the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Section 2 in accordance with the Fund's Registration Statement and Charter Documents, written instructions of the Investment Adviser and any policies adopted by the Fund's Board of Directors applicable to the Portfolio (collectively, the "Charter Requirements"), and in accordance with applicable law (including sub-chapters M and L of the Code, the Investment Company Act and the Advisers Act ("Applicable Law")), the Sub-Adviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in Section 2.c. hereof), which comprise a portion of the Portfolio's books and records, and upon information and written instructions received from the Fund, the Investment Adviser or the Fund's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Fund, the Investment Adviser or the Fund's administrator. The Sub-Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Sub-Adviser has not been provided sufficient information in accordance with Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Investment Adviser.

                  f.       The Sub-Adviser makes no representation or warranty,

express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

                  g. The Sub-Adviser shall be responsible for the preparation and filing of all forms pursuant to Section 13 of the Securities Exchange Act of 1934 with respect to the discretionary management of assets of the Portfolio. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

         3. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Fund's Registration Statement.

         4. Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         The Sub-Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Investment Adviser's code of ethics, unless specifically adopted by the Sub-Adviser.

         5. Use of Names. The Sub-Adviser hereby consents to the Portfolio being named Capital Guardian U.S. Equity. The Investment Adviser acknowledges and agrees that the names "Capital Guardian Trust Company," "Capital Guardian," and any of the other names of the Sub-Adviser or its affiliated companies, and their respective officers, directors and employees (the "Sub-Adviser's Affiliates"), and any derivative or logo or trade or service mark thereof (collectively, the "Names and Trademarks"), are the valuable property of the Sub-Adviser and the Sub-Adviser's Affiliates. The Investment Adviser shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which such consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that the Sub-Adviser hereby approves all uses of the Names and Trademarks which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission. Immediately, upon the termination of this Agreement, the Investment Adviser shall cease to use such Names and Trademarks.

         The Investment Adviser agrees that it will review with the Sub-Adviser any advertisement, sales literature or notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of the 1940 Act or other applicable laws or regulations. If the Investment Adviser of the Portfolio makes any unauthorized use of, or reference to, the Names or the Trademarks the Investment Adviser acknowledges that the Sub-Adviser shall suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also be entitled to injunctive relief.

         The Sub-Adviser shall not use the name of the Fund or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser hereby approves all uses of its or the Fund's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission or banking regulator; and, provided, further, that in no event shall such approval be unreasonably withheld.

         The Investment Adviser recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Capital Guardian Trust Company" or any derivative or abbreviation thereof as part of their name, and that the Sub-Adviser or the Sub-Adviser's Affiliates may enter into investment advisory, administration or other agreements with such other entities.

         6. Liability. Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither the Sub-Adviser nor any of the Sub-Adviser's Affiliates or shareholders, shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively referred to in this Agreement as "Losses"), except for Losses resulting from the Sub-Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The Investment Adviser shall hold harmless and indemnify the Sub-Adviser, the Sub-Adviser's Affiliates and shareholders (a) for any Loss not resulting from the Sub-Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement and (b) for any Loss resulting from any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make statements, in light of the circumstances under which they are made, not misleading in any of the Portfolio's Charter Requirements, or reports, advertisements, sales literature or other materials pertaining to the Portfolio unless any such statement or omission was made in reliance on information provided to the Investment Adviser by the Sub-Adviser for the express purpose of inclusion in such materials. The obligations contained in this Section 6 shall survive termination of this Agreement.

         7. Limitation of Fund's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund's liability set forth in its Agreement and Articles of Incorporation and By-Laws. The Sub-Adviser agrees that any of the Fund's obligations shall be limited to the assets of the Portfolio and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Fund officer, employee or agent of the Fund.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Fund's Board of Directors, by the Investment Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, upon 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days' prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement dated January 1, 1997, as amended, between the Investment Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-Adviser and the Investment Adviser, subject to approval by the Fund's Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

         9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

         The Investment Adviser hereby consents to the Sub-Adviser's disclosure to third parties of (i) investment results and other data of the Investment Adviser or the Portfolio in connection with providing composite investment results of the Sub-Adviser and (ii) investments and transactions of the Investment Adviser or the Portfolio in connection with providing composite information of clients of the Sub-Adviser.

         10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

         12. Information. The Investment Adviser hereby acknowledges that it and the Directors of the Fund have been provided with all information necessary in connection with the services to be provided by the Sub-Adviser hereunder and any other information that the Investment Adviser or the Directors deem necessary.

         13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ATTEST:                                AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                    By:
   --------------------------------       -------------------------------------
Name:  Gayle A. Morden                 Name:  John K. Carter
Title: Assistant Vice President        Title: Vice President, General
       and Assistant Secretary                Counsel, Compliance
                                              Officer and Secretary

ATTEST:                                CAPITAL GUARDIAN TRUST COMPANY



By:                                    By:
   --------------------------------       -------------------------------------
Name:                                  Name:
     ------------------------------         -----------------------------------
Title:                                 Title:
      -----------------------------          ----------------------------------

                             SUB-ADVISORY AGREEMENT
                                   SCHEDULE A

PORTFOLIO                                    SUB-ADVISER COMPENSATION                 TERMINATION DATE
---------                                    ------------------------                 ----------------
Capital Guardian U.S. Equity         0.50% of the first $150 million of the             April 30, 2004
                                      Portfolio's average daily net assets;
                                     0.45% of average daily net assets over
                                     $150 million up to $300 million; 0.35%
                                      of the portfolio's average daily net
                                       assets over $300 million up to $500
                                     million; and 0.30% of average daily net
                                            assets over $500 million.

                                EXHIBIT 23(D) 31
                             SUB-ADVISORY AGREEMENT
               BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
                         CAPITAL GUARDIAN TRUST COMPANY

         AGREEMENT made as of the 1st day of May, 2002 by and between Capital Guardian Trust Company, a California corporation (the "Sub-Adviser"), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the "Investment Adviser").

         WHEREAS, the Investment Adviser has been organized to serve as investment manager of AEGON/Transamerica Series Fund, Inc. (the "Fund"), a Maryland corporation which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

                  WHEREAS, the Fund is comprised of several separate investment portfolios, one of which is Capital Guardian Value (the "Portfolio"); and

         WHEREAS, the Investment Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Investment Adviser in performing investment advisory services for the Portfolio; and

         WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Investment Adviser;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. Employment of the Sub-Adviser. The Investment Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Portfolio or the Fund in any way. Subject to the supervision and control by the Investment Adviser and/or the Fund's Board of Directors, the Sub-Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio. In such respect, and only for this limited purpose, the Sub-Adviser shall act as the Investment Adviser's and the Fund's agent and attorney-in-fact.

         Copies of the Fund's Registration Statement, as it relates to the Portfolio (the "Registration Statement"), and the Fund's Articles of Incorporation and By-Laws (collectively, the "Charter Documents"), each as currently in effect, have been delivered to the Sub-Adviser. The Investment Adviser agrees, on an ongoing basis, to notify the Sub-Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission ("SEC") and amendments to the Charter Documents. The Investment Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-

Adviser adopted from time to time by the Fund's Board of Directors and agrees to promptly provide the Sub-Adviser copies of all amendments thereto. The Sub-Adviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Fund, however, until it has received written notice of any such change from the Investment Adviser.

         The Investment Adviser shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement. The Investment Adviser shall cooperate with the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts the Sub-Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

         2. Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Investment Adviser, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Fund's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code") and any written instructions which the Investment Adviser or the Fund's Board of Directors may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-Adviser shall render such reports to the Fund's Board of Directors and the Investment Adviser as they may reasonably request concerning the investment activities of the Portfolio, provided that the Sub-Adviser shall not be responsible for Portfolio accounting. Unless the Investment Adviser gives the Sub-Adviser written instructions to the contrary with respect to all, but not less than all, of the proxies, the Sub-Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

                  b. To the extent provided in the Fund's Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Sub-Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Sub-Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Sub-Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund, the Investment Adviser or any person retained by the Fund at all reasonable times. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Investment Adviser, the Fund, or the Portfolio, including without limitation: (a) interest and taxes;
(b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of fees paid to the Investment Adviser required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Investment Adviser.

                  e. The Sub-Adviser and the Investment Adviser acknowledge that the Sub-Adviser is not the compliance agent for the Portfolio or for the Investment Adviser, and does not have access to all of the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Section 2 in accordance with the Fund's Registration Statement and Charter Documents, written instructions of the Investment Adviser and any policies adopted by the Fund's Board of Directors applicable to the Portfolio (collectively, the "Charter Requirements"), and in accordance with applicable law (including sub-chapters M and L of the Code, the Investment Company Act and the Advisers Act ("Applicable Law")), the Sub-Adviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in Section 2.c. hereof), which comprise a portion of the Portfolio's books and records, and upon information and written instructions received from the Fund, the Investment Adviser or the Fund's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Fund, the Investment Adviser or the Fund's administrator. The Sub-Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Sub-Adviser has not been provided sufficient information in accordance with Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Investment Adviser.

                  f. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

                  g. The Sub-Adviser shall be responsible for the preparation and filing of all forms pursuant to Section 13 of the Securities Exchange Act of 1934 with respect to the discretionary management of assets of the Portfolio. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

         3. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Fund's Registration Statement.

         4. Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         The Sub-Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Investment Adviser's code of ethics, unless specifically adopted by the Sub-Adviser.

         5. Use of Names. The Sub-Adviser hereby consents to the Portfolio being named Capital Guardian Value. The Investment Adviser acknowledges and agrees that the names "Capital Guardian Trust Company," "Capital Guardian," and any of the other names of the Sub-Adviser or its affiliated companies, and their respective officers, directors and employees (the "Sub-Adviser's Affiliates"), and any derivative or logo or trade or service mark thereof (collectively, the "Names and Trademarks"), are the valuable property of the Sub-Adviser and the Sub-Adviser's Affiliates. The Investment Adviser shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which such consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that the Sub-Adviser hereby approves all uses of the Names and Trademarks which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission. Immediately, upon the termination of this Agreement, the Investment Adviser shall cease to use such Names and Trademarks.

         The Investment Adviser agrees that it will review with the Sub-Adviser any advertisement, sales literature or notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of the 1940 Act or other applicable laws or regulations. If the Investment Adviser of the Portfolio makes any unauthorized use of, or reference to, the Names or the Trademarks the Investment Adviser acknowledges that the Sub-Adviser shall suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also be entitled to injunctive relief.

         The Sub-Adviser shall not use the name of the Fund or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser hereby approves all uses of its or the Fund's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission or banking regulator; and, provided, further, that in no event shall such approval be unreasonably withheld.

         The Investment Adviser recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Capital Guardian Trust Company" or any derivative or abbreviation thereof as part of their name, and that the Sub-Adviser or the Sub-Adviser's Affiliates may enter into investment advisory, administration or other agreements with such other entities.

         6. Liability. Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither the Sub-Adviser nor any of the Sub-Adviser's Affiliates or shareholders shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively referred to in this Agreement as "Losses"), except for Losses resulting from the Sub-Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The Investment Adviser shall hold harmless and indemnify the Sub-Adviser, the Sub-Adviser's Affiliates and shareholders (a) for any Loss not resulting from the Sub-Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement and (b) for any Loss resulting from any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make statements, in light of the circumstances under which they are made, not misleading in any of the Portfolio's Charter Requirements, or reports, advertisements, sales literature or other materials pertaining to the Portfolio unless any such statement or omission was made in reliance on information provided to the Investment Adviser by the Sub-Adviser for the express purpose of inclusion in such materials. The obligations contained in this Section 6 shall survive termination of this Agreement.

         7. Limitation of Fund's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund's liability set forth in its Agreement and Articles of Incorporation and By-Laws. The Sub-Adviser agrees that any of the Fund's obligations shall be limited to the assets of the Portfolio and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Fund officer, employee or agent of the Fund.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Fund's Board of Directors, by the Investment Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, upon 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days' prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement dated as of January 1, 1997, as amended, between the Investment Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-Adviser and the Investment Adviser, subject to approval by the Fund's Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

         9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

         The Investment Adviser hereby consents to the Sub-Adviser's disclosure to third parties of (i) investment results and other data of the Investment Adviser or the Portfolio in connection with providing composite investment results of the Sub-Adviser and (ii) investments and transactions of the Investment Adviser or the Portfolio in connection with providing composite information of clients of the Sub-Adviser.

         10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

         12. Information. The Investment Adviser hereby acknowledges that it and the Directors of the Fund have been provided with all information necessary in connection with the services to be provided by the Sub-Adviser hereunder and any other information that the Investment Adviser or the Directors deem necessary.

         13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ATTEST:                                AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                    By:
   --------------------------------       -------------------------------------
Name:  Gayle A. Morden                 Name:  John K. Carter
Title: Assistant Vice President        Title: Vice President, General
       and Assistant Secretary                Counsel, Compliance
                                              Officer and Secretary

ATTEST:                                CAPITAL GUARDIAN TRUST COMPANY



By:                                    By:
   --------------------------------       -------------------------------------
Name:                                  Name:
     ------------------------------         -----------------------------------
Title:                                 Title:
      -----------------------------          ----------------------------------

                             SUB-ADVISORY AGREEMENT
                                   SCHEDULE A

PORTFOLIO                                SUB-ADVISER COMPENSATION                   TERMINATION DATE
---------                                ------------------------                   ----------------
Capital Guardian Value            0.50% of the first $150 million of the             April 30, 2004
                                   Portfolio's average daily net assets;
                                  0.45% of average daily net assets over
                                  $150 million up to $300 million; 0.35%
                                   of the portfolio's average daily net
                                    assets over $300 million up to $500
                                  million; and 0.30% of average daily net
                                         assets over $500 million.

                                EXHIBIT 23(D) 32
                             SUB-ADVISORY AGREEMENT
               BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
                             THE DREYFUS CORPORATION

                  AGREEMENT made as of the 1st day of May, 2002, by and between The Dreyfus Corporation, a New York corporation (the "Sub-Adviser"), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the "Investment Adviser").

         WHEREAS, the Investment Adviser has been organized to serve as investment manager of AEGON/Transamerica Series Fund, Inc. (the "Fund"), a Maryland corporation which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

         WHEREAS, the Fund is comprised of several separate investment portfolios, one of which is Dreyfus Small Cap Value(the "Portfolio"); and

         WHEREAS, the Investment Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Investment Adviser in performing services for the Portfolio; and

         WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Investment Adviser;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. Employment of the Sub-Adviser. The Investment Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Portfolio or the Fund in any way.

         2. Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Investment Adviser, subject to and in accordance with the respective investment objectives and policies of the Portfolio set forth in the Fund's Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Investment Adviser or the Fund's Board of Directors may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-Adviser shall render regular reports to the Fund's Board of Directors and the Investment Adviser concerning the investment activities of the Portfolio.

                  b. To the extent provided in the Fund's Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Sub-Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Sub-Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Sub-Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Fund, the Investment Adviser or any person retained by the Fund. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement.

         3. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Fund's Registration Statement.

         4. Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         5. Use of Names. The Investment Adviser shall not use the name of the Sub-Adviser or its parent in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name and that of its parent which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Fund or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser shall approve all uses of its or the Fund's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

         The Investment Adviser recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Dreyfus" as part of their name, and that the Sub-Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities. If the Sub-Adviser ceases to act as the Portfolio's investment adviser pursuant to this Agreement, the Investment Adviser agrees that, at the Sub-Adviser's request, it will cause the Fund to take all necessary action to change the name of the Portfolio to a name not including "Dreyfus" in any form or combination of words.

         6. Liability of the Sub-Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies which the Fund may have under any federal or state securities laws.

         7. Limitation of Fund's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund's liability set forth in its Agreement and Articles of Incorporation and By-Laws. The Sub-Adviser agrees that any of the Fund's obligations shall be limited to the assets of the Portfolio and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Fund officer, employee or agent of the Fund.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Fund's Board of Directors, by the Investment Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, upon 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 150 days' prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement dated as of January 1, 1997, as amended, between the Investment Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-Adviser and the Investment Adviser, subject to approval by the Fund's Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

         9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law.

         10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ATTEST:                                AEGON/TRANSAMERICA FUND ADVISERS, INC.



Name:                                  By:
                                          -------------------------------------
Title:                                 Name:
                                       Title:

ATTEST:                                THE DREYFUS CORPORATION



Name:                                  By:
                                          -------------------------------------
Title:                                 Name:
                                       Title:

                             SUB-ADVISORY AGREEMENT
                                   SCHEDULE A

PORTFOLIO                                   SUB-ADVISER COMPENSATION                       TERMINATION DATE
---------                                   ------------------------                       ----------------
Dreyfus Small Cap Value          0.375% of the Portfolio's average daily net assets        April 30, 2004

                                EXHIBIT 23(D) 33
                             SUB-ADVISORY AGREEMENT
               BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
                          JANUS CAPITAL MANAGEMENT LLC

         AGREEMENT made as of the 1st day of May, 2002, by and between Janus Capital Management LLC, a Delaware limited liability company (the
"Sub-Adviser"), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the "Investment Adviser").

         WHEREAS, the Investment Adviser has been organized to serve as investment manager of AEGON/Transamerica Series Fund, Inc. (the "Fund"), a Maryland corporation which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

                  WHEREAS, the Fund is comprised of several separate investment portfolios, one of which is Janus Growth II (the "Portfolio"); and

         WHEREAS, the Investment Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Investment Adviser in performing investment advisory services for the Portfolio; and

         WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Investment Adviser;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. Employment of the Sub-Adviser. The Investment Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Portfolio or the Fund in any way. The Sub-Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Sub-Adviser receives the express agreement and consent of the Investment Adviser and/or the Fund's Board of Directors to execute such documentation, agreements, contracts and other documents, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Sub-Adviser shall act as the Investment Adviser's and the Fund's agent and attorney-in-fact.

         Copies of the Fund's Registration Statement, as it relates to the Portfolio (the "Registration Statement"), and the Fund's Articles of Incorporation and By-Laws (collectively, the "Charter Documents"), each as currently in effect, have been delivered to the Sub-Adviser. The Investment Adviser agrees, on an ongoing basis, to notify the Sub-Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission ("SEC") and amendments to the Charter Documents. The Investment Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Fund's Board of Directors and agrees to promptly provide the Sub-Adviser copies of all amendments thereto. The Sub-Adviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Fund, however, until it has received written notice of any such change from the Investment Adviser.

         The Investment Adviser shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement. The Investment Adviser shall cooperate with the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts the Sub-Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

         2. Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Investment Adviser, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Fund's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code") and any written instructions which the Investment Adviser or the Fund's Board of Directors may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-Adviser shall render such reports to the Fund's Board of Directors and the Investment Adviser as they may reasonably request concerning the investment activities of the Portfolio, provided that the Sub-Adviser shall not be responsible for Portfolio accounting. Unless the Investment Adviser gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

                  b. To the extent provided in the Fund's Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Sub-Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Sub-Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Sub-Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund, the Investment Adviser or any person retained by the Fund at all reasonable times. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Investment Adviser, the Fund, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of fees paid to the Investment Adviser required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Investment Adviser.

                  e. The Sub-Adviser and the Investment Adviser acknowledge that the Sub-Adviser is not the compliance agent for the Portfolio or for the Investment Adviser, and does not have access to all of the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Section 2 in accordance with the Fund's Registration Statement and Charter Documents, written instructions of the Investment Adviser and any policies adopted by the Fund's Board of Directors applicable to the Portfolio (collectively, the "Charter Requirements"), and in accordance with applicable law (including sub-chapters M and L of the Code, the Investment Company Act and the Advisers Act ("Applicable Law")), the Sub-Adviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in Section 2.c. hereof), which comprise a portion of the Portfolio's books and records, and upon information and written instructions received from the Fund, the Investment Adviser or the Fund's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Fund, the Investment Adviser or the Fund's administrator. The Sub-Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Sub-Adviser has not been provided sufficient information in accordance with Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Investment Adviser.

                  f. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

                  g. The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

         3. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Fund's Registration Statement.

         4. Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         The Sub-Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Investment Adviser's code of ethics, unless specifically adopted by the Sub-Adviser.

         5. Use of Names. The Sub-Adviser hereby consents to the Portfolio being named the Janus Growth II. The Investment Adviser shall not use the name or mark "Janus" or disclose information related to the business of the Sub-Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Fund or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser shall approve all uses of its or the Fund's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

         The Investment Adviser recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Janus" or any derivative or abbreviation thereof as part of their name, and that the Sub-Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

         Upon termination of this Agreement for any reason, the Investment Adviser shall immediately cease and cause the Portfolio to immediately cease all use of the name and mark "Janus."

         6. Liability. Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither the Sub-Adviser nor any of its affiliates, officers, directors, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively referred to in this Agreement as "Losses"), except for Losses resulting from the Sub-Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The Investment Adviser shall hold harmless and indemnify the Sub-Adviser, its affiliates, directors, officers, shareholders, employees or agents for any Loss not resulting from the Sub-Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The obligations contained in this
Section 6 shall survive termination of this Agreement.

         7. Limitation of Fund's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund's liability set forth in its Agreement and Articles of Incorporation and By-Laws. The Sub-Adviser agrees that any of the Fund's obligations shall be limited to the assets of the Portfolio and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Fund officer, employee or agent of the Fund.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Fund's Board of Directors, by the Investment Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, upon 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 90 days' prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement dated as of January 1, 1997, as amended, between the Investment Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-Adviser and the Investment Adviser, subject to approval by the Fund's Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

         9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

         The Investment Adviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Investment Adviser or the Portfolio in connection with providing composite investment results of the Sub-Adviser and (ii) investments and transactions of the Investment Adviser or the Portfolio in connection with providing composite information of clients of the Sub-Adviser.

         10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

         12.      Representations and Warranties.

                  The Investment Adviser represents and warrants the following:

                  (i) The Investment Adviser has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the state of Florida.

                  (ii) The Investment Adviser has all requisite corporate power and authority under the laws of Florida and federal securities laws to execute, deliver and to perform this Agreement.

                  (iii) All necessary corporate proceedings of the Investment Adviser have been duly taken to authorize the execution, delivery and performance of this Agreement by the Investment Adviser.

                  (iv) The Investment Adviser is a registered investment adviser under the Advisers Act and is in compliance with all other registrations required.

                  (v) The Investment Adviser has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of, the SEC.

                  (vi) The Investment Adviser has authority under the Investment Advisory Agreement to execute, deliver and perform this Agreement.

         13. Information. The Investment Adviser hereby acknowledges that it and the Directors of the Fund have been provided with all information necessary in connection with the services to be provided by the Sub-Adviser hereunder, including a copy of Part II of the Sub-Adviser's Form ADV at least 48 hours prior to the Investment Adviser's execution of this Agreement, and any other information that the Investment Adviser or the Directors deem necessary.

         14. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ATTEST:                                AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                    By:
   --------------------------------       -------------------------------------
Name:  Gayle A. Morden                 Name:  John K. Carter
Title: Assistant Vice President        Title: Vice President, General
       and Assistant Secretary                Counsel, Compliance
                                              Officer and Secretary

ATTEST:                                JANUS CAPITAL MANAGEMENT LLC



By:                                    By:
   --------------------------------       -------------------------------------
Name:                                  Name:
     ------------------------------         -----------------------------------
Title:                                 Title:
      -----------------------------          ----------------------------------

                             SUB-ADVISORY AGREEMENT
                                   SCHEDULE A

PORTFOLIO                              SUB-ADVISER COMPENSATION                     TERMINATION DATE
---------                              ------------------------                     ----------------
Janus Growth II                0.50% of the Portfolio's average daily net            April 30, 2004
                                                assets.

                                EXHIBIT 23(D) 33
                             SUB-ADVISORY AGREEMENT
               BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
                             JENNISON ASSOCIATES LLC

                  AGREEMENT made as of the 1st day of May, 2002, by and between Jennison Associates LLC, a Delaware limited liability company (the "Sub-Adviser"), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the "Investment Adviser").

         WHEREAS, the Investment Adviser has been organized to serve as investment manager of AEGON/Transamerica Series Fund, Inc. (the "Fund"), a Maryland corporation which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

                  WHEREAS, the Fund is comprised of several separate investment portfolios, one of which is Jennison Growth (the "Portfolio"); and

         WHEREAS, the Investment Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Investment Adviser in performing investment advisory services for the Portfolio; and

         WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Investment Adviser;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. Employment of the Sub-Adviser. The Investment Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Portfolio or the Fund in any way. The Sub-Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Sub-Adviser receives the express agreement and consent of the Investment Adviser and/or the Fund's Board of Directors to execute such documentation, agreements, contracts and other documents, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose, the Sub-Adviser shall act as the Investment Adviser's and the Fund's agent and attorney-in-fact.

         Copies of the Fund's Registration Statement, as it relates to the Portfolio (the "Registration Statement"), and the Fund's Articles of Incorporation and By-Laws (collectively, the "Charter Documents"), each as currently in effect, have been delivered to the Sub-Adviser. The Investment Adviser agrees, on an ongoing basis, to notify the Sub-Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio before they become effective and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement before filing with the Securities and Exchange Commission ("SEC") and amendments to the Charter Documents. The Investment Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Fund's Board of Directors and agrees to promptly provide the Sub-Adviser copies of all amendments thereto. The Sub-Adviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Fund, however, until it has received written notice of any such change from the Investment Adviser.

         The Investment Adviser shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Agreement. The Investment Adviser shall cooperate with the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts the Sub-Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

         2. Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Investment Adviser, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Fund's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code") and any written instructions which the Investment Adviser or the Fund's Board of Directors may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-Adviser shall render such reports to the Fund's Board of Directors and the Investment Adviser as they may reasonably request concerning the investment activities of the Portfolio, provided that the Sub-Adviser shall not be responsible for Portfolio accounting. Unless the Investment Adviser gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

                  b. To the extent provided in the Fund's Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Sub-Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Sub-Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Sub-Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund, the Investment Adviser or any person retained by the Fund at all reasonable times. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Investment Adviser, the Fund, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of fees paid to the Investment Adviser required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of the Investment Adviser.

                  e. The Sub-Adviser and the Investment Adviser acknowledge that the Sub-Adviser is not the compliance agent for the Portfolio or for the Investment Adviser, and does not have access to all of the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Section 2 in accordance with the Fund's Registration Statement and Charter Documents, written instructions of the Investment Adviser and any policies adopted by the Fund's Board of Directors applicable to the Portfolio (collectively, the "Charter Requirements"), and in accordance with applicable law (including sub-chapters M and L of the Code, the Investment Company Act and the Advisers Act ("Applicable Law")), the Sub-Adviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in Section 2.c. hereof), which comprise a portion of the Portfolio's books and records, and upon information and written instructions received from the Fund, the Investment Adviser or the Fund's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Fund, the Investment Adviser or the Fund's administrator. The Sub-Adviser shall have no responsibility to monitor certain limitations or restrictions for which the Sub-Adviser has not been provided sufficient information in accordance with Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Investment Adviser.

                  f. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

                  g. The Sub-Adviser shall be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Portfolio. The Sub-Adviser shall not be responsible for the preparation or filing of any other reports required of the Portfolio by any governmental or regulatory agency, except as expressly agreed to in writing.

         3. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Fund's Registration Statement.

         4. Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         The Sub-Adviser shall be subject to a written code of ethics adopted by it pursuant to Rule 17j-1(b) of the 1940 Act, and shall not be subject to any other code of ethics, including the Investment Adviser's code of ethics, unless specifically adopted by the Sub-Adviser.

         5. Use of Names. The Sub-Adviser hereby consents to the Portfolio being named the Jennison Growth Portfolio. The Investment Adviser shall not use the name or mark "Jennison" or disclose information related to the business of the Sub-Adviser or any of their affiliates in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Fund or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser shall approve all uses of its or the Fund's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

         The Investment Adviser recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Jennison" or any derivative or abbreviation thereof as part of their name, and that the Sub-Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

         Upon termination of this Agreement for any reason, the Investment Adviser shall immediately cease and cause the Portfolio to immediately cease all use of the name and mark "Jennison."

         6. Liability. Except as may otherwise be provided by the 1940 Act, or other federal securities laws, neither the Sub-Adviser nor any of its affiliates, officers, directors, shareholders, employees, or agents shall be liable for any loss, liability, cost, damage, or expense (including reasonable attorneys' fees and costs) (collectively referred to in this Agreement as "Losses"), except for Losses resulting from the Sub-Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of their obligations and duties under this Agreement. The Investment Adviser shall hold harmless and indemnify the Sub-Adviser, its affiliates, directors, officers, shareholders, employees or agents for any Loss not resulting from the Sub-Adviser's gross negligence, bad faith, or willful misconduct or reckless disregard of its obligations and duties under this Agreement. The obligations contained in this
Section 6 shall survive termination of this Agreement.

         7. Limitation of Fund's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund's liability set forth in its Agreement and Articles of Incorporation and By-Laws. The Sub-Adviser agrees that any of the Fund's obligations shall be limited to the assets of the Portfolio and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Fund officer, employee or agent of the Fund.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Fund's Board of Directors, by the Investment Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order-

Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, upon 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 90 days' prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement dated as of January 1, 1997, as amended, between the Investment Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-Adviser and the Manager, subject to approval by the Fund's Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

         9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

         The Investment Adviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Investment Adviser or the Portfolio in connection with providing composite investment results of the Sub-Adviser and (ii) investments and transactions of the Investment Adviser or the Portfolio in connection with providing composite information of clients of the Sub-Adviser.

         10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio's assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law other than to notify the custodian of investments that require segregation and appropriate assets for segregation.

         12. Information. The Investment Adviser hereby acknowledges that it and the Directors of the Fund have been provided with all information necessary in connection with the services to be provided by the Sub-Adviser hereunder, including a copy of Part II of the Sub-Adviser's Form ADV at least 48 hours prior to the Investment Adviser's execution of this Agreement, and any other information that the Investment Adviser or the Directors deem necessary.

         13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ATTEST:                                AEGON/TRANSAMERICA FUND ADVISERS, INC.



Name:                                  By:
                                          -------------------------------------
Title:                                 Name:
                                       Title:

ATTEST:                                JENNISON ASSOCIATES LLC



Name:                                  By:
                                          -------------------------------------
Title:                                 Name:
                                       Title:

                             SUB-ADVISORY AGREEMENT
                                   SCHEDULE A

PORTFOLIO                                 SUB-ADVISER COMPENSATION                    TERMINATION DATE
---------                                 ------------------------                    ----------------
Jennison Growth              0.50% of the first $300 million of the Portfolio's        April 30, 2004
                              average daily net assets; 0.40% of average daily
                                        net assets over $300 million

                                EXHIBIT 23(D) 34
                             SUB-ADVISORY AGREEMENT
               BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
                    J. P. MORGAN INVESTMENT MANAGEMENT INC.

                  AGREEMENT made as of the 1st day of May, 2002 by and between
J. P. Morgan Investment Management Inc., a Delaware corporation (the "Sub-Adviser"), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the "Investment Adviser").

         WHEREAS, the Investment Adviser has been organized to serve as investment manager of AEGON/Transamerica Series Fund, Inc (the "Fund"), a Maryland corporation which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

         WHEREAS, the Fund is comprised of several separate investment portfolios, one of which is J. P. Morgan Enhanced Index (the "Portfolio"); and

         WHEREAS, the Investment Adviser desires to avail itself of the services of an investment adviser to assist the Investment Adviser in performing services for the Portfolio; and

         WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to investment companies and desires to provide such services to the Investment Adviser;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. Employment of the Sub-Adviser. The Investment Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Portfolio or the Fund in any way.

         2. Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Investment Adviser, subject to and in accordance with the respective investment objectives and policies of the Portfolio set forth in the Fund's Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Investment Adviser or the Fund's Board of Directors may issue from time-to-time in accordance therewith. The Investment Adviser has delivered copies of the Fund's Articles of Incorporation and By-Laws, as amended to date (the "Charter Document") to the Sub-Adviser. The Investment Adviser agrees, on an ongoing basis, to provide the Sub-Adviser as promptly as practicable copies of all amendments to the Registration Statement and Charter Document and supplements to the Prospectus. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-Adviser shall render regular reports to the Fund's Board of Directors and the Investment Adviser concerning the investment activities of the Portfolio.

                  b. To the extent provided in the Fund's Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Sub-Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Sub-Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Sub-Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Fund, the Investment Adviser or any person retained by the Fund. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement. The Sub-Adviser will not bear any other expenses in the operation of the Portfolio.

         3. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Fund's Registration Statement.

         4. Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         5. Use of Names. The Investment Adviser shall not use the name of the Sub-Adviser or its parent, J.P. Morgan Chase & Co., in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder with no more prominence than other relationships described in the materials and all uses of its name and that of its parent which are required by the SEC or a state securities commission. The Sub-Adviser shall not use the name of the Fund or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser shall approve all uses of its or the Fund's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

         The Investment Adviser recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "J.P. Morgan" as part of their name, and that the Sub-Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

         6. Liability of the Sub-Adviser; Indemnification of the Sub-Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser (each such act or omission shall be referred to as "Disqualifying Conduct"), the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies which the Fund may have under any federal or state securities laws.

                  The Investment Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising, from or in connection with this Agreement or the performance by the Sub-Adviser of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Adviser be indemnified for Disqualifying Conduct.

         7. Limitation of Fund's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund's liability set forth in its Agreement and Articles of Incorporation and By-Laws. The Sub-Adviser agrees that any of the Fund's obligations shall be limited to the assets of the Portfolio and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Fund officer, employee or agent of the Fund.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Fund's Board of Directors, by the Investment Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, upon 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 90 days' prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement dated as of January 1, 1997, as amended, between the Investment Adviser and the Fund, provided that the Sub-Adviser receives prior written notice of the termination of the Management Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-Adviser and the Investment Adviser, subject to approval by the Fund's Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

         9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law.

         10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.



ATTEST:                                AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                    By:
   -------------------------------        --------------------------------------
Name:  Gayle A. Morden                  Name:  John K. Carter
Title: Assistant Vice President         Title: Vice President, General
       and Assistant Secretary                 Counsel, Compliance
                                               Officer and Secretary



ATTEST:                                J.P. MORGAN INVESTMENT MANAGEMENT INC.



By:                                    By:
   -------------------------------        --------------------------------------
Name:                                  Name:
     -----------------------------          ------------------------------------
Title:                                 Title:
      ----------------------------           -----------------------------------

                             SUB-ADVISORY AGREEMENT
                                   SCHEDULE A

             PORTFOLIO                               SUB-ADVISER COMPENSATION                    TERMINATION DATE
             ---------                               ------------------------                    ----------------
    J.P. Morgan Enhanced Index          0.35% of the Portfolio's average daily net assets         April 30, 2004

                                EXHIBIT 23(D) 35
                             SUB-ADVISORY AGREEMENT
               BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                  AGREEMENT made as of the 1st day of May, 2002, by and between Massachusetts Financial Services Company, a Delaware corporation (the "Sub-Adviser"), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the "Investment Adviser").

         WHEREAS, the Investment Adviser has been organized to serve as investment manager of AEGON/Transamerica Series Fund, Inc. (the "Fund"), a Maryland corporation which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

                  WHEREAS, the Fund is comprised of several separate investment portfolios, one of which is MFS High Yield (the "Portfolio"); and

         WHEREAS, the Investment Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Investment Adviser in performing investment advisory services for the Portfolio; and

         WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Investment Adviser;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. Employment of the Sub-Adviser. The Investment Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Portfolio or the Fund in any way. The Sub-Adviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the Sub-Adviser receives the express agreement and consent of the Investment Adviser and/or the Fund's Board of Directors to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, the Sub-Adviser shall act as the Investment Adviser's and the Fund's agent and attorney-in-fact.

         Copies of the Fund's Registration Statement, as it relates to the Portfolio (the "Registration Statement"), and the Fund's Articles of Incorporation and By-Laws (collectively, the "Charter Documents"), each as currently in effect, have been delivered to the Sub-Adviser. The Investment Adviser agrees, on an ongoing basis, to notify the Sub-Adviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Registration Statement and amendments to the Charter Documents. The Investment Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-

Adviser adopted from time to time by the Fund's Board of Directors and agrees to promptly provide the Sub-Adviser copies of all amendments thereto. The Sub-Adviser will not be bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or Fund, however, until it has received written notice of any such change from the Investment Adviser.

         2. Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Investment Adviser, subject to and in accordance with the investment objective and policies of the Portfolio set forth in the Fund's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time, in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (the "Code") and any written instructions which the Investment Adviser or the Fund's Board of Directors may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-Adviser shall render such reports to the Fund's Board of Directors and the Investment Adviser as they may reasonably request concerning the investment activities of the Portfolio. Unless the Investment Adviser gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

                  b. To the extent provided in the Fund's Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select including affiliates of the Sub-Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Sub-Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Sub-Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Fund, the Investment Adviser or any person retained by the Fund at all reasonable times. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement.

                  e. The Sub-Adviser and the Investment Adviser acknowledge that the Sub-Adviser is not the compliance agent for the Portfolio or for the Investment Adviser, and does not have access to all of the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Section 2 in accordance with the Fund's Registration Statement and Charter Documents, written instructions of the Investment Adviser and any policies adopted by the Fund's Board of Directors applicable to the Portfolio (collectively, the "Charter Requirements"), and in accordance with applicable law (including sub-chapters M and L of the Code, the

Investment Company Act and the Advisers Act ("Applicable Law")), the Sub-Adviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in Section 2.c. hereof), which comprise a portion of each Portfolio's books and records, and upon information and written instructions received from the Fund, the Investment Adviser or the Fund's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Fund, the Investment Adviser or the Fund's administrator.

         3. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Fund's Registration Statement.

         4. Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         5. Use of Names. The Investment Adviser shall not use the name of the Sub-Adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder. The Sub-Adviser shall not use the name of the Fund or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser shall approve all uses of its or the Fund's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder.

         The Investment Adviser recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Massachusetts Financial Services" or any derivative or abbreviation thereof as part of their name, and that the Sub-Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

         6. Liability of the Sub-Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies which the Fund may have under any federal or state securities laws.

         7. Limitation of Fund's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund's liability set forth in its Agreement and Articles of Incorporation and By-Laws. The Sub-Adviser agrees that any of the Fund's obligations shall be limited to the assets of the Portfolio and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Fund officer, employee or agent of the Fund.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Fund's Board of Directors, by the Investment Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, upon 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 90 days' prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement dated as of January 1, 1997, as amended, between the Investment Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-Adviser and the Investment Adviser, subject to approval by the Fund's Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

         9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

         The Investment Adviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Investment Adviser or the Portfolio (other than the identity of the Investment Adviser or the Fund) in connection with providing composite investment results of the Sub-Adviser and (ii) investments and transactions of the Investment Adviser or the Portfolio (other than the identify of the Investment Adviser or the Fund) in connection with providing composite information of clients of the Sub-Adviser.

         10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Information. The Investment Adviser hereby acknowledges that it and the Directors of the Fund have been provided with all information necessary in connection with the services to be provided by the Sub-Adviser hereunder, including a copy of Part II of the Sub-Adviser's Form ADV at least 48 hours prior to the Investment Adviser's execution of this Agreement, and any other information that the Investment Adviser or the Directors deem necessary.

         12. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Massachusetts. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ATTEST:                             AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                    By:
   -------------------------------        --------------------------------------
Name:  Gayle A. Morden                 Name:  John K. Carter
Title: Assistant Vice President        Title: Vice President, General
       and Assistant Secretary                Counsel, Compliance
                                              Officer and Secretary



ATTEST:                                MASSACHUSETTS FINANCIAL SERVICES COMPANY



By:                                    By:
   -------------------------------        --------------------------------------
Name:                                  Name:
     -----------------------------          ------------------------------------
Title:                                 Title:
      ----------------------------           -----------------------------------

                             SUB-ADVISORY AGREEMENT
                                   SCHEDULE A

             PORTFOLIO                              SUB-ADVISER COMPENSATION                    TERMINATION DATE
             ---------                              ------------------------                    ----------------
           MFS High Yield              0.375% of the Portfolio's average daily net assets        April 30, 2004

                                EXHIBIT 23(D) 36
                             SUB-ADVISORY AGREEMENT
               BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
                    TRANSAMERICA INVESTMENT MANAGEMENT, LLC

         AGREEMENT made as of the 1st day of May, 2002, by and between Transamerica Investment Management, LLC, a Delaware limited liability company (the "Sub-Adviser"), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the "Investment Adviser").

         WHEREAS, the Investment Adviser has been organized to serve as investment manager of AEGON/Transamerica Series Fund, Inc. (the "Fund"), a Maryland corporation which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

                  WHEREAS, the Fund is comprised of several separate investment portfolios, one of which is Transamerica U.S. Government Securities (the "Portfolio"); and

         WHEREAS, the Investment Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Investment Adviser in performing services for the Portfolio; and

         WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Investment Adviser;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. Employment of the Sub-Adviser. The Investment Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Portfolio or the Fund in any way.

         2. Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Investment Adviser, subject to and in accordance with the respective investment objectives and policies of the Portfolio set forth in the Fund's Prospectus and Statement of Additional Information (hereinafter referred to as the "Prospectus"), Advisory and Sub Advisory agreement as such may be amended from time to time, and any written instructions which the Investment Adviser or the Fund's Board of Directors may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-Adviser shall render regular reports to the Fund's Board of Directors and the Investment Adviser concerning the investment activities of the Portfolio.

                  b. To the extent provided in the Fund's Prospectus, Advisory and Sub Advisory agreements as may be amended from time to time, the Sub-Adviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Sub-Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Sub-Adviser shall create and maintain all necessary records pertaining to the purchase and sale of securities by the Sub-Adviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Fund, the Investment Adviser or any person retained by the Fund. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement.

         3. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of the Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Fund's Registration Statement.

         4. Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         5. Use of Names. The Investment Adviser shall not use the name of the Sub-Adviser in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name and that of its parent which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Fund or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser shall approve all uses of its or the Fund's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

         6. Liability of the Sub-Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies which the Fund may have under any federal or state securities.

         7. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Fund's Board of Directors, by the Investment Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, upon 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days' prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement dated as of January 1, 1997, as amended, between the Investment Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time be the Sub-Adviser and the Investment Adviser, subject to approval by the Fund's Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Portfolio's outstanding voting securities.

         8. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law.

         9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         10. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.



ATTEST:                                AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                    By:
   -------------------------------        --------------------------------------
   Name: Gayle A. Morden                  Name: John K. Carter
   Title: Assistant Vice President        Title: Vice President, General
          and Assistant Secretary                Counsel, Compliance
                                                 Officer and Secretary



ATTEST:                                TRANSAMERICA INVESTMENT MANAGEMENT, LLC

By:                                    By:
   -------------------------------        --------------------------------------
Name:                                  Name:
     -----------------------------          ------------------------------------
Title:                                 Title:
      ----------------------------           -----------------------------------

                             SUB-ADVISORY AGREEMENT
                                   SCHEDULE A

                   PORTFOLIO                                  SUB-ADVISER COMPENSATION                  TERMINATION DATE
                   ---------                                  ------------------------                  ----------------
    Transamerica U.S. Government Securities      0.15% of the Portfolio's average daily net assets       April 30, 2004

                                EXHIBIT 23(D) 37
                             SUB-ADVISORY AGREEMENT
                                    BETWEEN
                     AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                      AND
                    BANC ONE INVESTMENT ADVISORS CORPORATION

      SUB-ADVISORY AGREEMENT, MADE AS OF THE 1ST DAY OF MAY, 2002 BETWEEN
         AEGON/TRANSAMERICA FUND ADVISERS, INC. ("INVESTMENT ADVISER"),
       A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE
            OF FLORIDA AND BANC ONE INVESTMENT ADVISORS CORPORATION
          ("SUB-ADVISER"), A CORPORATION ORGANIZED AND EXISTING UNDER
                        THE LAWS OF THE STATE OF OHIO.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997, as amended ("Advisory Agreement"), with AEGON/Transamerica Series Fund, Inc. (the "Fund"), a Maryland corporation that is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Fund is authorized to issue shares of AEGON Bond (the "Portfolio"), a separate series of the Fund; and

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

                  (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

                  (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                           B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

                  (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

                  (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

                  (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

                           C. Further Duties of Sub-Adviser. In all matters
relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

         3.       COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive a monthly investment management fee as specified in Schedule A of this Agreement, less 50% of any amount paid pursuant to any expense limitation or the amount of any other reimbursement made by the Investment Adviser to the Portfolio. The management fee shall be payable by the Investment Adviser monthly to the Sub-Adviser upon receipt by the Investment Adviser from the Portfolio of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Investment Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles"):

                  (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

                  (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4) (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

                  (5) The Fund's Prospectus (as defined above); and

                  (6) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or to the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

         5.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Pursuant to such factors, the Sub-Adviser may utilize one or more of its affiliates as broker for transactions for the Portfolio. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

                  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

         6.       OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1(f) under the 1940 Act and
(iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

         7.       REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.       SERVICES TO OTHERS CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.       REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         The Investment Adviser represents, warrants, and agrees as follows:

                  The Investment Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

         10.      INDEMNIFICATION.

         The Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by any Portfolio in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to any Portfolio or its shareholders, or the Adviser, to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Adviser will indemnify the Sub-Adviser against, and hold harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amount paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Sub-Adviser. The Sub-Adviser shall be entitled to advances from the Adviser for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

         11.      TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Unless sooner terminated as provided herein, this Agreement shall continue in effect until April 30, 2004, from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         12.      TERMINATION OF AGREEMENT.

         This Agreement shall terminate automatically with respect to the Portfolio upon the termination of the Advisory Agreement with respect to any such Portfolio. This Agreement may be terminated at any time with respect to the Portfolio, without penalty, by the Investment Adviser or by the Fund's Board by giving 60 days' written notice of such termination to the Sub-Adviser at its principal place of business, provided that, if terminated by the Fund, such termination is approved by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of any such Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act. This Agreement may be terminated at any time by Sub-Adviser by giving 60 days' written notice of such termination to the Fund's Board and the Investment Adviser at their respective principal places of business.

         13.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         14.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

                  E. Definitions. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.



ATTEST:                                AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                    By:
   -------------------------------        --------------------------------------
Name:  Gayle A. Morden                 Name:  John K. Carter
Title: Assistant Vice President        Title: Vice President, General
       and Assistant Secretary                Counsel, Compliance
                                              Officer and Secretary

ATTEST:                                BANC ONE INVESTMENT ADVISORS CORPORATION



By:                                    By:
   -------------------------------        --------------------------------------
Name:                                  Name:
     -----------------------------          ------------------------------------
Title:                                 Title:
      ----------------------------           -----------------------------------

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A

                                                      SUB-ADVISER
                 FUND                                 COMPENSATION                         TERMINATION DATE
                 ----                                 ------------                         ----------------
              AEGON BOND                  0.20% of the Portfolio's average                  April 30, 2004
                                                    daily net assets

                                EXHIBIT 23(D) 38
                             SUB-ADVISORY AGREEMENT
                                    BETWEEN
                     AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                      AND
                          JANUS CAPITAL MANAGEMENT LLC

         SUB-ADVISORY AGREEMENT, made as of the 3rd day of April, 2002, between AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of Florida and Janus Capital Management LLC ("Sub-Adviser"), a Delaware limited liability company.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997, as amended, ("Advisory Agreement") with AEGON/Transamerica Series Fund, Inc. ("Fund"), a Maryland corporation that is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Fund is authorized to issue shares of the Janus Growth and Janus Global portfolios ("Portfolios"), each a separate series of the Fund;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolios and the Sub-Adviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolios for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolios in accordance with each Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolios in a manner consistent with each Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolios, is authorized, in its discretion and without prior consultation with the Board or the Investment Adviser, to:

                  (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

                  (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                      B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

                  (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time;

(2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund's officers and Board fully informed as to the condition of the investment securities of the Portfolios, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations;

(3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time;

(4) have no responsibility to monitor certain limitations or restrictions, including without limitation, the 90% - source test, for which the Sub-Adviser determines it has not been provided sufficient information in accordance with
Section 2 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Investment Adviser. In addition, the Sub-Adviser shall not be responsible for Fund accounting, nor shall it be required to generate information derived from Fund accounting.

                           C. Further Duties of Sub-Adviser. In all matters
relating to the performance of this Agreement, the Sub-Adviser shall, upon prior notification in writing, act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and the Fund's currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

         3.       COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly, (i) an investment management fee as specified in Schedule A of this Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolios pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles"):

                  (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

                  (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolios and its shares and all amendments thereto ("Registration Statement");

                  (5) The Fund's Prospectus (as defined above);

                  (6) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolios to its shareholders or to any governmental body or securities exchange;

                  (7) Notice of the Fund's custodian designated to hold assets in the Fund;

                  (8) A list of the countries approved by the Trustees in accordance with Rule 17f-5 in which Fund assets may be maintained and a list of those countries available immediately;

                  (9) Reports as to the composition of assets in the Fund, cash requirements and cash available for investment in the Fund;

                  (10) Copies of Investment Adviser's liquidity procedures, cross-trade procedures, repurchase agreement procedures, 10f-3, 17a-7 and 17e-1 procedures and other procedures that may affect the duties of Sub-Adviser;

                  (11) A list of "affiliates" of the Fund, as such term is used in the 1940 Act, including all broker-dealers affiliated with the Fund;

                  (12) Applicable Commodities Futures Trading Commission exemptions, notifications and/or related documentation;

                  (13) A list of established futures accounts; and

                  (14) An Internal Revenue Service Form W-9 completed by the
                  Fund.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolios or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

                  D. Investment Adviser shall be responsible for providing such assistance in setting up and maintaining brokerage accounts and other accounts as Sub-Adviser reasonably requests to allow for the purchase or sale of various forms of securities pursuant to this Agreement.

         5.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage, research services or other goods provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

                  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolios shall be placed in accordance with the standards set forth in the Advisory Agreement.

         6.       OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

         7.       REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.       SERVICES TO OTHERS CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.       SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

         The Sub-Adviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolios.

         10.      INDEMNIFICATION.

         The Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Portfolios in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Portfolios or their shareholders, or the Adviser, to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Adviser will indemnify the Sub-Adviser against, and hold harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amount paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Sub-Adviser. The Sub-Adviser shall be entitled to advances from the Adviser for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

         11.      REPRESENTATIONS OF INVESTMENT ADVISER AND SUB-ADVISER.

         The Investment Adviser and Sub-Adviser represent, warrant, and agree as follows:

                  A. The Investment Adviser and Sub-Adviser: (i) are registered as investment advisers under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) are not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) have met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) have the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the other party to this Agreement of the occurrence of any event that would disqualify them from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                  B. The Investment Adviser and Sub-Adviser have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if they have not already done so, will provide each other and the Fund with a copy of such code of ethics, together with evidence of its adoption, provided, however that Sub-Adviser is not required to comply with Investment Adviser's code of ethics and Investment Adviser is not required to comply with Sub-Adviser's code of ethics.

                  C. The Investment Adviser and Sub-Adviser have provided each other and the Fund with a copy of each Adviser's Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to each other.

         12.      TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of each Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue for an initial term ending April 30, 2004. Thereafter, this Agreement shall continue in effect from year to year, with respect to each Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of each Portfolio; or (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         13.      TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolios, or per the terms of the exemptive order - Release No. 23379 - under Section 6(c) of the Act from Section 15(a) and Rule 18f-2 under the Act, on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         14.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities and a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

         15.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Massachusetts without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

                  E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

                  F. Expenses. Investment Adviser and the Fund shall assume and pay their respective organizational, operational, and business expenses not specifically assumed or agreed to be paid by Sub-Adviser pursuant to this Agreement. Sub-Adviser shall pay its own organizational, operational, and business expenses but shall not be obligated to pay any expenses of Investment Adviser or the Fund, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Fund; and (c) custodian fees and expenses. Any reimbursement of management fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the 1940 Act shall be the sole responsibility of Investment Adviser.

         16.      CUSTODIAN.

         The Fund assets shall be maintained in the custody of the custodian as identified by the Investment Manager. Any assets added to the Fund shall be delivered directly to such custodian. Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Fund's assets. Sub-Adviser shall have no responsibility for the segregation requirement of the 1940 Act or other applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.



ATTEST:                                AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                    By:
   -------------------------------        --------------------------------------
Name:  Gayle A. Morden                 Name:  John K. Carter
Title: Assistant Vice President        Title: Vice President, General
       and Assistant Secretary                Counsel, Compliance
                                              Officer and Secretary



ATTEST:                             JANUS CAPITAL MANAGEMENT LLC



By:                                    By:
   -------------------------------        --------------------------------------
Name:                                  Name:
     -----------------------------          ------------------------------------
Title:                                 Title:
      ----------------------------           -----------------------------------

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A

                                                                            TERMINATION DATE OF
                     FUNDS                   SUB-ADVISORY FEE              SUB-ADVISORY AGREEMENT
                     -----                   ----------------              ----------------------
                 JANUS GROWTH        0.40% of the portfolio's average          April 30, 2004
                                             daily net assets

                 JANUS GLOBAL       0.50% of the fees received by the          April 30, 2004
                                     investment adviser for services
                                       rendered under the advisory
                                                agreement

                                EXHIBIT 23(D) 39
                             SUB-ADVISORY AGREEMENT
                                    BETWEEN
                     AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                      AND
                    NWQ INVESTMENT MANAGEMENT COMPANY, INC.

      SUB-ADVISORY AGREEMENT, MADE AS OF THE 1ST DAY OF MAY, 2002 BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. ("INVESTMENT ADVISER"), A CORPORATION
     ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF FLORIDA AND NWQ INVESTMENT MANAGEMENT COMPANY, INC. ("CO-SUB-ADVISER"), A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF MASSACHUSETTS.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997, as amended ("Advisory Agreement"), with the AEGON/Transamerica Series Fund, Inc. (the "Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Fund is authorized to issue shares of PBHG/NWQ Value Select (the "Portfolio") a separate series of the Fund; and

         WHEREAS, the Co-Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Co-Sub-Adviser as a sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Co-Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Co-Sub-Adviser as an investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Co-Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE CO-SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Co-Sub-Adviser shall act as the investment Co-Sub-Adviser and shall supervise and direct the investments of the Portfolio's assets under its management in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Co-Sub-Adviser. The Co-Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Co-Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

                  (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

                  (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Co-Sub-Adviser may select.

                  B. Additional Duties of Co-Sub-Adviser. In addition to the above, Co-Sub-Adviser shall:

                  (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

                  (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Co-Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

                  (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

                      C. Further Duties of Co-Sub-Adviser. In all matters relating to the performance of this Agreement, the Co-Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

         3.       COMPENSATION.

         For the services provided and the expenses assumed by the Co-Sub-Adviser pursuant to this Agreement, the Co-Sub-Adviser shall receive a monthly investment management fee equal to (i) 50% of the fees received by the Investment Adviser, less (ii) 50% of the amount paid by the Investment Adviser on behalf of the Portfolio pursuant to any expense limitation, with respect to the amount of the Portfolio's assets managed by the Co-Sub-Adviser during such period. The management fee shall be payable by the Investment Adviser monthly to the Co-Sub-Adviser upon receipt by the Investment Adviser from the Portfolio of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Co-Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Investment Advisory Agreement, the Co-Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

                  B. The Investment Adviser has furnished the Co-Sub-Adviser with copies of each of the following documents and will furnish to the Co-Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles"):

                  (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

                  (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Co-Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

                  (5) The Fund's Prospectus (as defined above); and

                  (6) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Co-Sub-Adviser with any further documents, materials or information that the Co-Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Co-Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or to the public, which refer to the Co-Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Co-Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Co-Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Co-Sub-Adviser objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

         5.       BROKERAGE.

                  A. The Co-Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Co-Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Co-Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Co-Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Pursuant to such factors, the Co-Sub-Adviser may utilize one or more of its affiliates as broker for transactions for the Portfolio. In no instance will portfolio securities be purchased from or sold to the Co-Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

                  B. On occasions when the Co-Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Co-Sub-Adviser, the Co-Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Sub-Adviser in the manner the Co-Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

                  C. In addition to the foregoing, the Co-Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

         6.       OWNERSHIP OF RECORDS.

         The Co-Sub-Adviser shall maintain all books and records required to be maintained by the Co-Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Co-Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1(f) under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Co-Sub-Adviser may retain copies of such records.

         7.       REPORTS.

         The Co-Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Co-Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.       SERVICES TO OTHERS CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Co-Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Co-Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.       REPRESENTATIONS OF CO-SUB-ADVISER.

         The Co-Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Co-Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Co-Sub-Adviser from serving as an investment adviser of an investment company pursuant to
Section 9 (a) of the 1940 Act or otherwise.

                  B. The Co-Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Co-Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         The Investment Adviser represents, warrants, and agrees as follows:

                  The Investment Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

         10.      INDEMNIFICATION.

         The Co-Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Co-Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by any Portfolio in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Co-Sub-Adviser against any liability to any Portfolio or its shareholders, or the Adviser, to which the Co-Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement relating to the Portfolio's assets under its management ("disabling conduct"). The Adviser will indemnify the Co-Sub-Adviser against, and hold harmless from, any and all losses, claims, damages, liabilities or expenses

(including reasonable counsel fees and expenses), including any amount paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Co-Sub-Adviser. The Co-Sub-Adviser shall be entitled to advances from the Adviser for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

         11.      TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect until April 30, 2004, from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Co-Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         12.      TERMINATION OF AGREEMENT.

         This Agreement shall terminate automatically with respect to the Portfolio upon the termination of the Advisory Agreement with respect to any such Portfolio. This Agreement may be terminated at any time with respect to the Portfolio, without penalty, by the Investment Adviser or by the Fund's Board by giving 60 days' written notice of such termination to the Co-Sub-Adviser at its principal place of business, provided that, if terminated by the Fund, such termination is approved by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of any such Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act. This Agreement may be terminated at any time by Co-Sub-Adviser by giving 60 days' written notice of such termination to the Fund's Board and the Investment Adviser at their respective principal places of business.

         13.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         14.      CO-SUB-ADVISER NAME.

         It is understood and hereby agreed that "NWQ" is the property of the Co-Sub-Adviser for copyright and other purposes. The Investment Adviser further agrees that, in the event that the Co-Sub-Adviser shall cease to act as an investment adviser with respect to the investment of assets allocated to the Fund, both the Investment Adviser and the Fund shall promptly take all necessary and appropriate action to change their product names to names which do not include "NWQ" provided, however, that the Investment Adviser and the Fund may continue to use "NWQ" if the Co-Sub-Adviser consents specifically in writing to such use.

         15.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

                  E. Definitions. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Co-Sub-Adviser agree to the contrary.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.



ATTEST:                                AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                    By:
   -------------------------------        --------------------------------------
   Name:  Gayle A. Morden                 Name:  John K. Carter
   Title: Assistant Vice President        Title: Vice President, General
          and Assistant Secretary                Counsel, Compliance
                                                 Officer and Secretary



ATTEST:                                NWQ INVESTMENT MANAGEMENT COMPANY, INC.



By:                                    By:
   -------------------------------        --------------------------------------
Name:                                  Name:
     -----------------------------          ------------------------------------
Title:                                 Title:
      ----------------------------           -----------------------------------

                                EXHIBIT 23(D) 40
                             SUB-ADVISORY AGREEMENT
                                    BETWEEN
                     AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                      AND
                       PILGRIM BAXTER & ASSOCIATES, LTD.

      SUB-ADVISORY AGREEMENT, MADE AS OF THE 1ST DAY OF MAY, 2002 BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. ("INVESTMENT ADVISER"), A CORPORATION
       ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF FLORIDA AND
      PILGRIM BAXTER & ASSOCIATES, LTD., ("CO-SUB-ADVISER"), A CORPORATION
        ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997, as amended ("Advisory Agreement"), with the AEGON/Transamerica Series Fund, Inc. (the "Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Fund is authorized to issue shares of PBHG/NWQ Value Select (the "Portfolio") a separate series of the Fund; and

         WHEREAS, the Co-Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Co-Sub-Adviser as a sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Co-Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Co-Sub-Adviser as an investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Co-Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE CO-SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Co-Sub-Adviser shall act as the investment Co-Sub-Adviser and shall supervise and direct the investments of the Portfolio's assets under its management in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Co-Sub-Adviser. The Co-Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Co-Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

                  (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

                  (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Co-Sub-Adviser may select.

                  B. Additional Duties of Co-Sub-Adviser. In addition to the above, Co-Sub-Adviser shall:

                  (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

                  (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Co-Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

                  (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

                      C. Further Duties of Co-Sub-Adviser. In all matters relating to the performance of this Agreement, the Co-Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

         3.       COMPENSATION.

         For the services provided and the expenses assumed by the Co-Sub-Adviser pursuant to this Agreement, the Co-Sub-Adviser shall receive a monthly investment management fee equal to (i) 50% of the amount received by the Investment Adviser, less (ii) 50% of the amount paid by the Investment Adviser on behalf of the Portfolio pursuant to any expense limitation, with respect to the amount of the Portfolio's assets managed by the Co-Sub-Adviser during such period. The management fee shall be payable by the Investment Adviser monthly to the Co-Sub-Adviser upon receipt by the Investment Adviser from the Portfolio of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Co-Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Investment Advisory Agreement, the Co-Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

                  B. The Investment Adviser has furnished the Co-Sub-Adviser with copies of each of the following documents and will furnish to the Co-Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles"):

                  (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

                  (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Co-Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

                  (5) The Fund's Prospectus (as defined above); and

                  (6) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Co-Sub-Adviser with any further documents, materials or information that the Co-Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Co-Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or to the public, which refer to the Co-Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Co-Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Co-Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Co-Sub-Adviser objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

         5.       BROKERAGE.

                  A. The Co-Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Co-Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Co-Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Co-Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Pursuant to such factors, the Co-Sub-Adviser may utilize one or more of its affiliates as broker for transactions for the Portfolio. In no instance will portfolio securities be purchased from or sold to the Co-Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

                  B. On occasions when the Co-Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Co-Sub-Adviser, the Co-Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Sub-Adviser in the manner the Co-Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

                  C. In addition to the foregoing, the Co-Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

         6.       OWNERSHIP OF RECORDS.

         The Co-Sub-Adviser shall maintain all books and records required to be maintained by the Co-Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Co-Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1(f) under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Co-Sub-Adviser may retain copies of such records.

         7.       REPORTS.

         The Co-Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Co-Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.       SERVICES TO OTHERS CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Co-Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Co-Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.       REPRESENTATIONS OF CO-SUB-ADVISER.

         The Co-Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Co-Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Co-Sub-Adviser from serving as an investment adviser of an investment company pursuant to
Section 9 (a) of the 1940 Act or otherwise.

                  B. The Co-Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Co-Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         The Investment Adviser represents, warrants, and agrees as follows:

                  The Investment Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

         10.      INDEMNIFICATION.

         The Co-Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Co-Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by any Portfolio in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Co-Sub-Adviser against any liability to any Portfolio or its shareholders, or the Adviser, to which the Co-Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Adviser will indemnify the Co-Sub-Adviser against, and hold harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amount paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Adviser. The Co-Sub-Adviser shall be entitled to advances from the Adviser for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

         11.      TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect until April 30, 2004, from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Co-Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         12.      TERMINATION OF AGREEMENT.

         This Agreement shall terminate automatically with respect to the Portfolio upon the termination of the Advisory Agreement with respect to any such Portfolio. This Agreement may be terminated at any time with respect to the Portfolio, without penalty, by the Investment Adviser or by the Fund's Board by giving 60 days' written notice of such termination to the Co-Sub-Adviser at its principal place of business, provided that, if terminated by the Fund, such termination is approved by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of any such Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act. This Agreement may be terminated at any time by Co-Sub-Adviser by giving 60 days' written notice of such termination to the Fund's Board and the Investment Adviser at their respective principal places of business.

         13.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         14.      CO-SUB-ADVISER NAME.

         It is understood and hereby agreed that "Pilgrim Baxter" and "PBHG" the property of the Co-Sub-Adviser for copyright and other purposes. The Investment Adviser further agrees that, in the event that the Co-Sub-Adviser shall cease to act as an investment adviser with respect to the investment of assets allocated to the Fund, both the Investment Adviser and the Fund shall promptly take all necessary and appropriate action to change their product names to names which do not include "Pilgrim Baxter" or "PBHG" provided, however, that the Investment Adviser and the Fund may continue to use "Pilgrim Baxter" or "PBHG" if the Co-Sub-Adviser consents specifically in writing to such use.

         15.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

                  E. Definitions. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Co-Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.



ATTEST:                                AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                    By:
   -------------------------------        --------------------------------------
   Name:  Gayle A. Morden                 Name:  John K. Carter
   Title: Assistant Vice President        Title: Vice President, General
          and Assistant Secretary                Counsel, Compliance
                                                 Officer and Secretary



ATTEST:                                PILGRIM BAXTER & ASSOCIATES, LTD.



By:                                    By:
   -------------------------------        --------------------------------------
Name:                                  Name:
     -----------------------------          ------------------------------------
Title:                                 Title:
      ----------------------------           -----------------------------------

                                EXHIBIT 23(D) 41
                             SUB-ADVISORY AGREEMENT
                                    BETWEEN
                     AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                      AND
                       GATEWAY INVESTMENT ADVISERS, L.P.

         SUB-ADVISORY AGREEMENT, made as of the 1st day of May 2002 between AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida, and Gateway Investment Advisers, L.P. ("Sub-Adviser"), a Limited Partnership organized and existing under the laws of the State of Delaware.

         WHEREAS, the Investment Adviser acts as an investment adviser to AEGON/Transamerica Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), pursuant to an Investment Advisory Agreement dated January 1, 1997, as amended ("Advisory Agreement"), with the Fund;

         WHEREAS, the Fund is authorized to issue shares of the Protected Principal Stock portfolio (the "Portfolio"), a separate series of the Fund;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

                  (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, options, bonds and other securities or assets; and

                  (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                  B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

                  (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

                  (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

                  (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

                      C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

         3.       COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly: (i) an investment management fee as specified in Schedule A of this Agreement, (ii) less 50% of any amount reimbursed to the Portfolio by the Investment Adviser pursuant to Section 7 of the Advisory Agreement. Should the amount of any such reimbursement be greater than the Sub-Adviser's compensation expressed in this section, such amount shall be paid by the Investment Adviser and will be deducted against any subsequent Sub-Adviser compensation, provided at no point shall the Sub-Adviser be responsible for any such reimbursement that exceeds its total compensation hereunder. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles"):

                  (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

                  (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

                  (5) The Fund's Prospectus (as defined above);

                  (6) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange; and

                  (7) The Investment Advisory Agreement.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, at least 15 days prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof. This Paragraph C shall survive the termination of this Agreement.

         5.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Portfolio, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Pursuant to such factors the Sub-Adviser may utilize one or more of its affiliates as broker for transactions for the Portfolio. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

                  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

         6.       OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1(f) under the 1940 Act and
(iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

         7.       REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.       PROXIES.

         The Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time in accordance with its policies on proxy voting, and Investment Adviser shall arrange for the custodian of the Fund to forward copies of all proxies and shareholder communications relating the Fund asset to Sub-Adviser or Sub-Adviser's designated proxy agent.

         9.       SERVICES TO OTHER CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         10.      SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

         The Sub-Adviser may (at its cost except as contemplated by Section 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

         11.      INDEMNIFICATION.

         The Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or its shareholders, or the Adviser, to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Adviser will indemnify the Sub-Adviser against, and hold harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amount paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Sub-Adviser. The Sub-Adviser shall be entitled to advances from the Adviser for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

         12.      REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         13.      REPRESENTATIONS OF INVESTMENT ADVISER.

         The Investment Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing investment advisory services to the Fund; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, or the applicable licensing requirements for the use of any trademarks necessary to be met in order to perform investment advisory services for the Fund; and (v) will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         14.      GATEWAY NAME.

         It is understood and hereby agreed that the word "Gateway" is the property of the Sub-Adviser for copyright and other purposes. The Investment Adviser further agrees that the word "Gateway" may freely be used by the Sub-Adviser for other investment companies, entities or products. The Investment Adviser further agrees that, in the event of termination of this Agreement, both the Investment Adviser and the Fund shall promptly take all necessary and appropriate action to cease all use of the word "Gateway"; provided, however, that the Investment Adviser and the Fund may continue to use the word "Gateway" if the Sub-Adviser consents in writing to such use.

         15.      TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term ending April 30, 2004. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         16.      NOTICES.

         Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the addresses below:

         If to the Fund:

                  AEGON/Transamerica Series Fund, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter, Esq.
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Investment Adviser:

                  AEGON/Transamerica Fund Advisers, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter, Esq.
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Sub-Adviser:

                  Gateway Investment Advisers, L.P.
                  Rookwood Tower
                  3805 Edwards Road, Suite 600
                  Cincinnati, OH  45209
                  Attn: Geoffrey Keenan
                  Telephone: (513) 719-1100

         17.      TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         18.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         19.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

                  E. Definitions. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.



ATTEST:                                AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                    By:
   -------------------------------        --------------------------------------
   Name:  Gayle A. Morden                 Name:  John K. Carter
   Title: Assistant Vice President        Title: Vice President, General
          and Assistant Secretary                Counsel, Compliance
                                                 Officer and Secretary



ATTEST:                                GATEWAY INVESTMENT ADVISERS, L.P.



By:                                    By:
   -------------------------------        --------------------------------------
Name:                                  Name:
     -----------------------------          ------------------------------------
Title:                                 Title:
      ----------------------------           -----------------------------------

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A

               PORTFOLIO                         SUB-ADVISER COMPENSATION                   TERMINATION DATE
               ---------                         ------------------------                   ----------------
PROTECTED PRINCIPAL STOCK PORTFOLIO OF    0.40% of the first $100 million of the             April 30, 2004
 AEGON/TRANSAMERICA SERIES FUND, INC.    Portfolio's average daily net assets and
                                          0.375% of the Portfolio's average daily
                                               net assets over $100 million.

                                EXHIBIT 23(D) 42
                             SUB-ADVISORY AGREEMENT
                                    BETWEEN
                     AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                      AND
                    TRANSAMERICA INVESTMENT MANAGEMENT, LLC

         SUB-ADVISORY AGREEMENT, made as of the 1st day of May 2002 between AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida, and Transamerica Investment Management, LLC ("Sub-Adviser"), a limited liability company organized and existing under the laws of the State of Delaware.

         WHEREAS, the Investment Adviser acts as an investment adviser to AEGON/Transamerica Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), pursuant to an Investment Advisory Agreement dated January 1, 1997, as amended ("Advisory Agreement"), with the Fund;

         WHEREAS, the Fund is authorized to issue shares of Transamerica Convertible Securities (the "Portfolio"), a separate series of the Fund;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

                  (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

                  (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                  B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

                  (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

                  (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

                  (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

                  C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Prospectus (as defined above), Advisory and Sub Advisory Agreements as each may be amended or supplemented.

         3.       COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly: (i) an investment management fee as specified in Schedule A of this Agreement, (ii) less 50% of any amount reimbursed to the Portfolio by the Investment Adviser pursuant to Section 7 of the Advisory Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The Fund's Prospectus (as defined above); and

                  (2) The Advisory and Sub Advisory agreements.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

         5.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). The Sub-Adviser and other clients advised by the Sub-Adviser may benefit from any research and information received from broker-dealers selected in connection with the Fund. Consistent with its best execution responsibilities stated herein, in certain instances the Sub-Adviser may also consider the ability of the broker or dealer to provide client referrals as a factor in brokerage selection. In no instance will portfolio securities be purchased or sold to the Sub Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

                  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

         6.       OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1(f) under the 1940 Act and
(iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

         7.       REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.       SERVICES TO OTHER CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.       SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

         The Sub-Adviser may (at its cost except as contemplated by Section 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

         10.      REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         11.      TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term ending April 30, 2004. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         12.      NOTICES.

         Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the addresses below:

         If to the Fund:

                  AEGON/Transamerica Series Fund, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter, Esq.
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Investment Adviser:

                  AEGON/Transamerica Fund Advisers, Inc.
                  570 Carillon Parkway

                  St. Petersburg, FL  33716
                  Attn: John K. Carter, Esq.
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Sub-Adviser:

                  Transamerica Investment Management, LLC
                  1150 South Olive Street, Suite 2700
                  Los Angeles, CA  90015
                  Attn: Compliance
                  Telephone: (213) 742-4184

         13.      TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         14.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         15.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

                  E. Definitions. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.



ATTEST:                                AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                    By:
   -------------------------------        --------------------------------------
   Name:  Gayle A. Morden                 Name:  John K. Carter
   Title: Assistant Vice President        Title: Vice President, General
          and Assistant Secretary                Counsel, Compliance
                                                 Officer and Secretary



ATTEST:                                TRANSAMERICA INVESTMENT MANAGEMENT, LLC



By:                                    By:
   -------------------------------        --------------------------------------
Name:                                  Name:
     -----------------------------          ------------------------------------
Title:                                 Title:
      ----------------------------           -----------------------------------

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A

               PORTFOLIO                         SUB-ADVISER COMPENSATION                   TERMINATION DATE
               ---------                         ------------------------                   ----------------
  TRANSAMERICA CONVERTIBLE SECURITIES     0.40% of the first $500 million of the             April 30, 2004
                                           Portfolio's average daily net assets;
                                           and 0.35% of the Portfolio's average
                                           daily net assets over $500 million,
                                           less 50% of any amount reimbursed
                                           to the Portfolio by the Investment
                                             Adviser pursuant to the expense
                                                     limitation

                                EXHIBIT 23(D) 43

                             SUB-ADVISORY AGREEMENT

                                    BETWEEN

                   AEGON/TRANSAMERICA FUND ADVISERS, INC. AND

                    TRANSAMERICA INVESTMENT MANAGEMENT, LLC

         SUB-ADVISORY AGREEMENT, made as of the 1st day of May 2002 between AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Transamerica Investment Management, LLC ("Sub-Adviser"), a limited liability company organized and existing under the laws of the State of Delaware.

         WHEREAS, the Investment Adviser acts as an investment adviser to AEGON/Transamerica Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), pursuant to an Investment Advisory Agreement dated January 1, 1997, as amended ("Advisory Agreement"), with the Fund;

         WHEREAS, the Fund is authorized to issue shares of Transamerica Equity (the "Portfolio"), a separate series of the Fund;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

(1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

               (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                  B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

               (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

               (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

               (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

                  C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Prospectus (as defined above), Advisory and Sub- Advisory Agreements as each may be amended or supplemented.

         3.       COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly: (i) an investment management fee as specified in Schedule A of this Agreement, (ii) less 50% of any amount reimbursed to the Portfolio by the Investment Adviser pursuant to Section 7 of the Advisory Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                           (1) The Fund's Prospectus (as defined above); and

                           (2) The Advisory and Sub Advisory agreements.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

         5.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). The Sub Adviser and other clients advised by the Sub Adviser may benefit from any research and information received from broker-dealers selected in connection with the Fund. Consistent with its best execution responsibilities stated herein, in certain instances the Sub Adviser may also consider the ability of the broker or dealer to provide client referrals as a factor in brokerage selection. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

                  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

         6.       OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1(f) under the 1940 Act and
(iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

         7.       REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.       SERVICES TO OTHER CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.       SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

         The Sub-Adviser may (at its cost except as contemplated by Section 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

         10.      REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         11.      TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term ending April 30, 2004. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         12.      NOTICES.

         Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the addresses below:

         If to the Fund:

                  AEGON/Transamerica Series Fund, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter, Esq.
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Investment Adviser:

                  AEGON/Transamerica Fund Advisers, Inc.
                  570 Carillon Parkway

                  St. Petersburg, FL  33716
                  Attn: John K. Carter, Esq.
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Sub-Adviser:

                  Transamerica Investment Management, LLC
                  1150 South Olive Street, Suite 2700
                  Los Angeles, CA  90015
                  Attn: Compliance
                  Telephone: (213) 742-4184

         13.      TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         14.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         15.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

                  E. Definitions. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST:                             AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                 By:
   ------------------------------      --------------------------------------
Name:  Gayle A. Morden              Name:  John K. Carter
Title: Assistant Vice President     Title: Vice President, General Counsel,
       and Assistant Secretary             Compliance Officer and Secretary

ATTEST:                             TRANSAMERICA INVESTMENT MANAGEMENT, LLC



By:                                 By:
   ------------------------------      --------------------------------------
Name:                               Name:
     ----------------------------        ------------------------------------
Title:                              Title:
      ---------------------------         -----------------------------------

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A

--------------------------------------------------------------------------------------------------------------------
               PORTFOLIO                         SUB-ADVISER COMPENSATION                   TERMINATION DATE
--------------------------------------------------------------------------------------------------------------------
          TRANSAMERICA EQUITY             0.35% of the Portfolio's average daily             April 30, 2004
                                            net assets, less 50% of any amount
                                            reimbursed to the Portfolio by the
                                            Investment Adviser pursuant to the
                                                    expense limitation
--------------------------------------------------------------------------------------------------------------------

                                EXHIBIT 23(D) 44

                             SUB-ADVISORY AGREEMENT

                                    BETWEEN

                   AEGON/TRANSAMERICA FUND ADVISERS, INC. AND

                    TRANSAMERICA INVESTMENT MANAGEMENT, LLC

         SUB-ADVISORY AGREEMENT, made as of the 1st day of May 2002 between AEGON/Transamerica Fund Advisers, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Transamerica Investment Management, LLC ("Sub-Adviser"), a limited liability company organized and existing under the laws of the State of Delaware.

         WHEREAS, the Investment Adviser acts as an investment adviser to AEGON/Transamerica Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), pursuant to an Investment Advisory Agreement dated January 1, 1997, as amended ("Advisory Agreement"), with the Fund;

         WHEREAS, the Fund is authorized to issue shares of Transamerica Money Market (the "Portfolio"), a separate series of the Fund;

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

(1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

              (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                  B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

              (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

              (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

              (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

                  C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Prospectus, Advisory Agreement and Sub Advisory Agreement as each may be amended or supplemented.

         3.       COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly: (i) an investment management fee as specified in Schedule A of this Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

                           B. The Investment Adviser has furnished the
                  Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1)  The Fund's Prospectus (as defined above); and

                  (2)  The Advisory and Sub Advisory Agreements.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

         5.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

                  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement.

         6.       OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1(f) under the 1940 Act and
(iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

         7.       REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.       SERVICES TO OTHER CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.       SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

         The Sub-Adviser may (at its cost except as contemplated by Section 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

         10.      REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         11.      TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term ending April 30, 2004. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         12.      NOTICES.

         Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the addresses below:

         If to the Fund:

                  AEGON/Transamerica Series Fund, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter, Esq.
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Investment Adviser:

                  AEGON/Transamerica Fund Advisers, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter, Esq.
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Sub-Adviser:

                  Transamerica Investment Management, LLC
                  1150 South Olive Street, Suite 2700
                  Los Angeles, CA  90015
                  Attn: Compliance
                  Telephone: (213) 742-4184

         13.      TERMINATION OF AGREEMENT.

Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         14.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

         15.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

                  E. Definitions. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST:                             AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                 By:
   ------------------------------      --------------------------------------
Name:  Gayle A. Morden              Name:  John K. Carter
Title: Assistant Vice President     Title: Vice President, General Counsel,
       and Assistant Secretary             Compliance Officer and Secretary

ATTEST:                             TRANSAMERICA INVESTMENT MANAGEMENT, LLC



By:                                 By:
   ------------------------------      --------------------------------------
Name:                               Name:
     ----------------------------        ------------------------------------
Title:                              Title:
      ---------------------------         -----------------------------------

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A

-------------------------------------------------------------------------------------------------------------------------
               PORTFOLIO                              SUB-ADVISER COMPENSATION                     TERMINATION DATE
-------------------------------------------------------------------------------------------------------------------------
       TRANSAMERICA MONEY MARKET          .15% of the Portfolio's average daily net assets          April 30, 2004
-------------------------------------------------------------------------------------------------------------------------

                                EXHIBIT 23(D) 45

                  AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

       WRL INVESTMENT MANAGEMENT, INC. AND T. ROWE PRICE ASSOCIATES, INC.

THIS AMENDMENT is made as of May 1, 2001 to the Sub-Advisory Agreement dated May 1, 1999 (the "AGREEMENT"), between WRL Investment Management, Inc., a Florida corporation ("WRL MANAGEMENT"), and T. Rowe Price Associates, Inc., a Maryland corporation (the "SUB-ADVISER"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. FUND NAME. Any references to WRL Series Fund, Inc. (the "FUND") will now be revised to mean AEGON/Transamerica Series Fund, Inc. ("ATSF") in response to the name change of the Fund, effective May 1, 2001.

2.   PORTFOLIO NAME. Any reference to WRL T. Rowe Price Dividend Growth and WRL
     T. Rowe Price Small Cap will now be revised to mean T. Rowe Price Dividend Growth and T. Rowe Price Small Cap, respectively, effective May 1, 2001.

3. INVESTMENT ADVISER CHANGE. Any references to WRL Management as the Investment Advisor to the Fund will now be revised to mean
     AEGON/Transamerica Fund Advisers, Inc. ("ATFA"), a Florida corporation, in response to the change of investment advisers of the Fund, effective May 1, 2001.

4. COMPENSATION. For the services provided by the Sub-Adviser to the following Portfolios of ATSF, ATFA will pay the Sub-Adviser a fee, payable monthly, based on the average daily net assets of the Portfolios at the following annual rate:

     ---------------------------------------------------------------------------------------------------------------
                PORTFOLIO                                       ANNUAL PERCENTAGE OF MONTHLY
                                                                  AVERAGE DAILY NET ASSETS
     ---------------------------------------------------------------------------------------------------------------
      T. Rowe Price Dividend Growth          0.50% of the first $100 million of the Portfolio's average daily net assets; once Portfolio assets exceed $100 million, the fee shall reset to 0.40% on all Portfolio assets from first dollar
     ---------------------------------------------------------------------------------------------------------------

      T. Rowe Price Small Cap                 0.35% of the Fund's average daily net assets

     ---------------------------------------------------------------------------------------------------------------

         If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such periods bears to the full month in which such effectiveness or termination occurs.

         In all other respects, the Sub-Advisory Agreement dated May 1, 1999, is confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed as of May 1, 2001.

ATTEST:  AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                 By:
   ----------------------------        ----------------------------

Gayle A. Morden                             John K. Carter
Assistant Vice President and Assistant      Vice President, General Counsel,
         Secretary Compliance Officer
         and Secretary

ATTEST: T. ROWE PRICE ASSOCIATES, INC.



By:                                 By:
   ----------------------------        ----------------------------
Name:                               Name: Darrell N. Braman
Title:                              Title: Vice President

                                EXHIBIT 23(D) 46
                             SUB-ADVISORY AGREEMENT
               BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. AND
                   MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

         AGREEMENT made as of the 1st day of May, 2002, by and between Morgan Stanley Investment Management, Inc., a Delaware corporation (the
"Sub-Adviser"), and AEGON/Transamerica Fund Advisers, Inc., a Florida corporation (the "Investment Adviser").

         WHEREAS, the Investment Adviser has been organized to serve as investment manager of AEGON/Transamerica Series Fund, Inc (the "Fund"), a Maryland corporation which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

         WHEREAS, the Fund is comprised of several separate investment portfolios, including Van Kampen Active International Allocation, Van Kampen Asset Allocation and Van Kampen Money Market (the "Portfolios"); and

         WHEREAS, the Investment Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Investment Adviser in performing services for the Portfolios; and

         WHEREAS, the Sub-Adviser is registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering investment advisory services to investment companies and desires to provide such services to the Investment Adviser;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         1. Employment of the Sub-Adviser. The Investment Adviser hereby employs the Sub-Adviser as sub-adviser to manage the investment and reinvestment of the assets of the Portfolios, subject to the control and direction of the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Investment Adviser, the Portfolios or the Fund in any way.

         2. Obligations of and Services to be Provided by the Sub-Adviser. The Sub-Adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Sub-Adviser shall manage the investment and reinvestment of the portfolio assets of the Portfolios, all without prior consultation with the Investment Adviser, subject to and in accordance with the respective investment objectives and policies of the Portfolios set forth in the Fund's Registration Statement, as such Registration Statement may be amended from time to time, and any written instructions which the Investment Adviser or the Fund's Board of Directors may issue from time-to-time in accordance therewith. In pursuance of the foregoing, the Sub-Adviser shall make all determinations with respect to the purchase and sale of portfolio securities and shall take such action necessary to implement the same. The Sub-Adviser shall render regular reports as mutually agreed upon by both parties to the Fund's Board of Directors and the Investment Adviser concerning the investment activities of the Portfolios.

                  b. To the extent provided in the Fund's Registration Statement, as such Registration Statement may be amended from time to time, the Sub-Adviser shall, in the name of the Portfolios, place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Sub-Adviser and, complying with Section 28(e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker-dealer would have charged.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolios, the Sub-Adviser shall create and maintain all necessary records in accordance with applicable law adequately demonstrating its compliance with its obligations under this Agreement. All records shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Fund, the Investment Adviser or any person retained by the Fund. Where applicable, such records shall be maintained by the Sub-Adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Sub-Adviser shall bear its expenses of providing services pursuant to this Agreement.

         3. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser a fee at the annual rate of the value of each Portfolio's average daily net assets set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of a Portfolio's net assets shall be computed at the times and in the manner specified in the Fund's Registration Statement.

         4. Activities of the Sub-Adviser. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

         5. Use of Names. The Investment Adviser shall not use the name of the Sub-Adviser in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name and that of its parent which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Fund or the Investment Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Investment Adviser; provided, however, that the Investment Adviser shall approve all uses of its or the Fund's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

         The Investment Adviser recognizes that from time to time directors, officers and employees of the Sub-Adviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Morgan Stanley" as part of their name, and that the Sub-Adviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

         6. Liability of the Sub-Adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Nothing herein shall constitute a waiver of any rights or remedies which the Fund may have under any federal or state securities laws.

         7. Limitation of Fund's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Fund's liability set forth in its Agreement and Articles of Incorporation and By-Laws. The Sub-Adviser agrees that any of the Fund's obligations shall be limited to the assets of the Portfolios and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Fund officer, employee or agent of the Fund.

         8. Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolios is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolios or by vote of a majority of the Fund's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated as to the Portfolios at any time, without payment of any penalty, by the Fund's Board of Directors, by the Investment Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolios, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act, upon 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 90 days' prior written notice to the Investment Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Investment Advisory Agreement dated as of January 1, 1997, as amended, between the Investment Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time be the Sub-Adviser and the Investment Adviser, subject to approval by the Fund's Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of a Portfolio's outstanding voting securities.

         9. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation.

         The Investment Adviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Investment Adviser or the Portfolios (other than the identity of the Investment Adviser or the Fund) in connection with providing composite investment results of the Sub-Adviser and (ii) investments and transactions of the Investment Adviser or the Portfolios (other than the identify of the Investment Adviser or the Fund) in connection with providing composite information of clients of the Sub-Adviser.

         10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. Information. The Investment Adviser hereby acknowledges that it and the Directors of the Fund have been provided with all information necessary in connection with the services to be provided by the Sub-Adviser hereunder, including a copy of Part II of the Sub-Adviser's Form ADV at least 48 hours prior to the Investment Adviser's execution of this Agreement, and any other information that the Investment Adviser or the Directors deem necessary.

         12. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Florida. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

       IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ATTEST:                             AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                 By:
   ------------------------------      ---------------------------------------
Name:  Gayle A. Morden              Name:  John K. Carter
Title: Assistant Vice President     Title: Vice President, General Counsel,
       and Assistant Secretary             Compliance Officer and Secretary

ATTEST:                             MORGAN STANLEY INVESTMENT MANAGEMENT, INC.



By:                                 By:
   ------------------------------      ---------------------------------------
Name:                               Name:
     ----------------------------        -------------------------------------
Title:                              Title:
      ---------------------------         ------------------------------------

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A

--------------------------------------------------------------------------------------------------------------------
              PORTFOLIO                               SUB-ADVISER COMPENSATION                    TERMINATION DATE
--------------------------------------------------------------------------------------------------------------------
Van Kampen Active International         0.75% of the Portfolio's average daily net assets up       April 30, 2004
Allocation                                to $20 million; 0.60% of average daily assets in
                                        excess of $20 million up to $50 million; and 0.50% of
                                        average daily net assets in excess of $50 million. At
                                        such time as the net assets exceed $200 million, the
                                        fee shall be 0.50% of total average daily net assets.
--------------------------------------------------------------------------------------------------------------------
Van Kampen Asset Allocation               0.30% of the Portfolio's average daily net assets        April 30, 2004
--------------------------------------------------------------------------------------------------------------------
Van Kampen Money Market                   0.25% of the Portfolio's average daily net assets        April 30, 2004
--------------------------------------------------------------------------------------------------------------------

                                EXHIBIT 23(D) 47

                             SUB-ADVISORY AGREEMENT

                                    BETWEEN

                     AEGON/TRANSAMERICA FUND ADVISERS, INC.

                                      AND

                   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

         SUB-ADVISORY AGREEMENT, MADE AS OF THE 1ST DAY OF MAY, 2002 BETWEEN AEGON/TRANSAMERICA FUND ADVISERS, INC. ("INVESTMENT ADVISER"), A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF FLORIDA AND PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO" OR "SUB-ADVISER"), A LIMITED LIABILITY COMPANY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE.

         WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997, as amended ("Advisory Agreement"), with the AEGON/Transamerica Series Fund, Inc. (the "Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Fund is authorized to issue shares of PIMCO Total Return (the "Portfolio"), a separate series of the Fund; and

         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolio and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolio for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. Investment Sub-Advisory Services. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Portfolio or the Investment Adviser, to:

          (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets;

          (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select; and

          (3) enter into agreements and execute any documents required to make investments pursuant to the Prospectus, as such Prospectus may be amended from time to time.

                  B. Additional Duties of Sub-Adviser. In addition to the above, Sub-Adviser shall:

          (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

          (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolio, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

          (3) furnish such statistical and analytical information and reports as may reasonably be required by the Fund from time to time.

                  C. Further Duties of Sub-Adviser. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

         3.       COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly: (i) an investment management fee as specified in Schedule A of this Agreement, (ii) less 30% of any amount reimbursed to the Portfolio by the Investment Adviser pursuant to Section 7 of the Investment Advisory Agreement for a one year period from the date of this Agreement. The Sub-Adviser will pay such amount as described in clause (ii) only up to a maximum of the lower of $20,000 or 20% of the total investment management fees as described in clause (i). The management fee shall be payable by the Investment Adviser monthly to the Sub-Adviser upon receipt by the Investment Adviser from the Portfolio of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement. Notwithstanding the Investment Advisory Agreement, the Sub-Adviser has the authority to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets on behalf of the Portfolio.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles"):

                  (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

                  (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

                  (5)  The Fund's Prospectus (as defined above); and

                  (6) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolio or to the public, which refer to the Portfolio, the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

         5.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Pursuant to such factors, the Sub-Adviser may utilize one or more of its affiliates as broker for transactions for the Portfolio. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

         6.       OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Portfolio are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1(f) under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Portfolio upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

         7.       REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.       SERVICES TO OTHERS CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.       REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to
Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV, Part II, as most recently filed with the SEC and will, promptly after filing any material amendment to its Form ADV,
Part II, with the SEC, furnish a copy of such amendment to the Investment
Adviser.

         10.      SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

The Sub-Adviser may (at its cost except as contemplated by Section 5 of this
               Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

         11.      TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect until April 30, 2004, from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         12.      TERMINATION OF AGREEMENT.

         This Agreement shall terminate automatically with respect to the Portfolio upon the termination of the Advisory Agreement with respect to any such Portfolio. This Agreement may be terminated at any time with respect to the Portfolio, without penalty, by the Investment Adviser or by the Fund's Board by giving 60 days' written notice of such termination to the Sub-Adviser at its principal place of business, provided that, if terminated by the Fund, such termination is approved by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of any such Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act. This Agreement may be terminated at any time by Sub-Adviser by giving 60 days' written notice of such termination to the Fund's Board and the Investment Adviser at their respective principal places of business.

         13.      AMENDMENT OF AGREEMENT.

     NO PROVISION OF THIS AGREEMENT MAY BE CHANGED, WAIVED, DISCHARGED, OR TERMINATED ORALLY, BUT ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY
 AGAINST WHICH ENFORCEMENT OF THE CHANGE, WAIVER, DISCHARGE, OR TERMINATION IS SOUGHT, AND NO AMENDMENT OF THIS AGREEMENT SHALL BE EFFECTIVE UNTIL APPROVED BY
  VOTE OF A MAJORITY OF THE PORTFOLIO'S OUTSTANDING VOTING SECURITIES, UNLESS
             OTHERWISE PERMITTED IN ACCORDANCE WITH THE 1940 ACT.

14.      NOTICES

         Any notice shall be sufficiently given when sent by certified U.S. mail, national expenses deliver service, or facsimile to the parties at the address below:

         If to the Fund:

                  AEGON/Transamerica Series Fund, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter, Esq.
                  Telephone: (727) 299-1824

                  Fax: (727) 299-1641

         If to the Investment Adviser:

                  AEGON/Transamerica Fund Advisers, Inc.
                  570 Carillon Parkway
                  St. Petersburg, FL  33716
                  Attn: John K. Carter, Esq.
                  Telephone: (727) 299-1824
                  Fax: (727) 299-1641

         If to the Sub-Adviser:

                  Pacific Investment Management Company LLC
                  840 Newport Center Drive, Suite 300
                  Newport Beach, CA 92660
                  Attn: Chief Legal Officer
                  Fax: (949) 720-1376

         15.      SUB-ADVISER NAME.

It is understood and hereby agreed that the word "PIMCO" is the property of the
               Sub-Adviser for copyright and other purposes. The Investment Adviser further agrees that, in the event that the Sub-Adviser shall cease to act as an investment adviser with respect to the investment of assets allocated to the Portfolio, both the Investment Adviser and the Fund shall promptly take all necessary and appropriate action to change their product names to names which do not include the word "PIMCO" provided, however, that the Investment Adviser and the Fund may continue to use the word "PIMCO" if the Sub-Adviser consents specifically in writing to such use.

         16.      FUTURES AND OPTIONS.

         The Sub-Adviser's investment authority shall include the authority to purchase, sell, cover open positions, and generally to deal in financial futures contracts and options thereon, in accordance with the Prospectus.

         The Investment Adviser authorizes and empowers the Sub-Adviser to direct the Fund to: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "brokerage accounts") on behalf of and in the name of the Portfolio and (ii) execute for and on behalf of the Portfolio, standard customer agreements with a broker or brokers. The Sub-Adviser may, using such of the securities and other property in the Portfolio as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Portfolio, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

         The Sub-Adviser has delivered to the Investment Adviser a copy of its Disclosure Document, as amended, dated November 30, 2001, on file with the Commodity Futures Trading Commission. The Investment Adviser hereby acknowledges receipt of such copy.

         17.      LIABILITY

         Except as may otherwise be required by the 1940 Act or other applicable law, the Investment Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") controls the Sub-Adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

         18.      MISCELLANEOUS.

                  A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

                  E. Definitions. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

ATTEST:                             AEGON/TRANSAMERICA FUND ADVISERS, INC.



By:                                 By:
   ------------------------------      ---------------------------------------

Name:  Gayle A. Morden              Name:  John K. Carter
Title: Assistant Vice President     Title: Vice President, General Counsel,
       and Assistant Secretary             Compliance Officer and Secretary

ATTEST:                             PACIFIC INVESTMENT MANAGEMENT COMPANY LLC



By:                                 By:
   ------------------------------      ---------------------------------------
Name:                               Name:
     ----------------------------        -------------------------------------
Title:                              Title:
      ---------------------------         ------------------------------------

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A

--------------------------------------------------------------------------------------------------------------------
                 FUND                                 SUB-ADVISER                         TERMINATION DATE
                                                     COMPENSATION
--------------------------------------------------------------------------------------------------------------------
                                           0.25% of the Portfolio's average
          PIMCO Total Return                       daily net assets                        April 30, 2004

--------------------------------------------------------------------------------------------------------------------